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                                                                   EXHIBIT 10.56


                                 EXECUTION COPY



                           INGRAM FUNDING MASTER TRUST



                              AMENDED AND RESTATED

                                POOLING AGREEMENT

                                      Among

                               INGRAM FUNDING INC.

                               INGRAM MICRO INC.,

                               as Master Servicer



                                       and



                            THE CHASE MANHATTAN BANK

                                   as Trustee



                            Dated as of March 8, 2000


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                               TABLE OF CONTENTS

ARTICLE I DEFINITIONS.........................................................1

SECTION 1.01.   Definitions...................................................1
SECTION 1.02.   Other Definitional Provisions................................26

ARTICLE II CONVEYANCE OF RECEIVABLES; REPRESENTATIONS,
           WARRANTIES AND COVENANTS..........................................27

SECTION 2.01.   Conveyance of Receivables....................................27
SECTION 2.02.   Acceptance by Trustee........................................30
SECTION 2.03.   Representations and Warranties of the Company Relating
                to the Company...............................................32
SECTION 2.04.   Representations and Warranties of the Company Relating
                to the Receivables...........................................35
SECTION 2.05.   Adjustment Payment for Ineligible Receivables................36
SECTION 2.06.   Purchase of Investor Certificateholders' Interest in Trust
                Portfolio....................................................37
SECTION 2.07.   Affirmative Covenants of the Company.........................38
SECTION 2.08.   Negative Covenants of the Company............................41

ARTICLE III RIGHTS OF HOLDERS AND ALLOCATION AND APPLICATION OF COLLECTIONS..44

SECTION 3.01.   Establishment of Collection Account; Certain Allocations.....45

ARTICLE IV ARTICLE IV IS RESERVED AND MAY BE SPECIFIED IN ANY SUPPLEMENT
           WITH RESPECT TO THE SERIES RELATING THERETO.......................50

ARTICLE V THE INVESTOR CERTIFICATES AND EXCHANGEABLE COMPANY INTEREST........50

SECTION 5.01.   The Investor Certificates....................................50
SECTION 5.02.   Authentication of Certificates...............................50
SECTION 5.03.   Registration of Transfer and Exchange of Investor
                Certificates.................................................51
SECTION 5.04.   Mutilated, Destroyed, Lost or Stolen Investor Certificates...53
SECTION 5.05.   Persons Deemed Owners........................................53
SECTION 5.06.   Appointment of Paying Agent..................................54
SECTION 5.07.   Access to List of Investor Certificateholders' Names and
                Addresses....................................................55
SECTION 5.08.   Authenticating Agent.........................................55
SECTION 5.09.   Tax Treatment................................................57
SECTION 5.10.   Exchangeable Company Interest................................57
SECTION 5.11.   Book-Entry Certificates......................................60
SECTION 5.12.   Notices to Clearing Agency...................................61
SECTION 5.13.   Definitive Certificates......................................61

ARTICLE VI OTHER MATTERS RELATING TO THE COMPANY.............................61

SECTION 6.01.   Liability of the Company.....................................61

ARTICLE VII EARLY AMORTIZATION EVENTS........................................62


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SECTION 7.01.   Early Amortization Events....................................62
SECTION 7.02.   Additional Rights upon the Occurrence of Certain Events......63

ARTICLE VIII THE TRUSTEE.....................................................64

SECTION 8.01.   Duties of Trustee............................................64
SECTION 8.02.   Rights of the Trustee........................................66
SECTION 8.03.   Trustee Not Liable for Recitals..............................68
SECTION 8.04.   Trustee May Own Investor Certificates........................69
SECTION 8.05.   Trustee's Fees and Expenses..................................69
SECTION 8.06.   Eligibility Recitals.........................................71
SECTION 8.07.   Resignation or Removal of Trustee............................71
SECTION 8.08.   Successor Trustee............................................72
SECTION 8.09.   Merger or Consolidation of Trustee...........................72
SECTION 8.10.   Appointment of Co-Trustee or Separate Trustee................72
SECTION 8.11.   Tax Returns..................................................74
SECTION 8.12.   Trustee May Enforce Claims Without Possession of Investor
                Certificates.................................................75
SECTION 8.13.   Suits for Enforcement........................................75
SECTION 8.14.   Rights of Investor Certificateholders To Direct Trustee......75
SECTION 8.15.   Representations and Warranties of Trustee....................76
SECTION 8.16.   Maintenance of Office or Agency..............................76
SECTION 8.17.   Limitation of Liability......................................76

ARTICLE IX TERMINATION.......................................................77

SECTION 9.01.   Termination of Trust.........................................77
SECTION 9.02.   Final Termination Date of Investor Certificates of Any
                Series.......................................................77
SECTION 9.03.   Final Payment with Respect to Any Series.....................79
SECTION 9.04.   Company's Termination Rights.................................80

ARTICLE X MISCELLANEOUS PROVISIONS...........................................80

SECTION 10.01.  Amendment....................................................80
SECTION 10.02.  Protection of Right, Title and Interest to Trust.............82
SECTION 10.03.  Limitation on Rights of Holders..............................82
SECTION 10.04.  Governing Law................................................83
SECTION 10.05.  Notices......................................................84
SECTION 10.06.  Severability of Provisions...................................85
SECTION 10.07.  Assignment...................................................85
SECTION 10.08.  Investor Certificates Nonassessable and Fully Paid...........85
SECTION 10.09.  Further Assurances...........................................85
SECTION 10.10.  No Waiver; Cumulative Remedies...............................85
SECTION 10.11.  Counterparts.................................................85
SECTION 10.12.  Third-Party Beneficiaries....................................85
SECTION 10.13.  Actions by Investor Certificateholders.......................86
SECTION 10.14.  Merger and Integration.......................................86
SECTION 10.15.  Headings.....................................................86
SECTION 10.16.  Construction of Agreement....................................86
SECTION 10.17.  No Setoff....................................................86


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SECTION 10.18.  No Bankruptcy Petition.......................................87
SECTION 10.19.  Limitation of Liability......................................87
SECTION 10.20.  Certain Information..........................................88


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EXHIBITS

Exhibit A         Form of Lockbox Agreement

Exhibit B         Form of Annual Opinion of Counsel

Exhibit C         Schedule of Fiscal Months of the Master Servicer

SCHEDULES

Schedule 1        Intentionally Omitted

Schedule 2        Identification of the Trust Accounts

Schedule 3        Location of Chief Executive Office of the Company


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        AMENDED AND RESTATED POOLING AGREEMENT dated as of March 8, 2000 among the Company, the Master Servicer and the Trustee.

                              W I T N E S S E T H:

        WHEREAS, as of the date of this Amended and Restated Pooling Agreement,
(i) the Company, the Seller and the Master Servicer have entered into an Amended and Restated Receivables Sale Agreement (as so amended and restated, the "Receivables Sale Agreement") and (ii) the Company, the Master Servicer and the Trustee have entered into a Servicing Agreement (as amended, supplemented or otherwise modified from time to time, the "Servicing Agreement");

        WHEREAS, the parties hereto and Ingram Industries Inc. entered into the Pooling and Servicing Agreements dated as of February 12, 1993, as amended by Amendment No. 1 dated as of January 31, 1994, Amendment No. 2 dated as of November 6, 1996 (as so amended, the "Original Pooling Agreement") in order to create a master trust to which the Company would transfer all its right, title and interest in, to and under the Receivables and other Trust Assets then or thereafter owned by the Company and such master trust has issued, and shall, from time to time at the direction of the Company, issue one or more Series of Investor Certificates, representing interests in the Receivables and such other Trust Assets as specified in the Supplement related to such Series;

        WHEREAS, the parties hereto wish to amend and restate the Original Pooling Agreement so as to amend various provisions of the Original Pooling Agreement; and

        WHEREAS, the Original Pooling Agreement shall be replaced in whole by this Amended and Restated Pooling Agreement.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

        SECTION 1.01. Definitions.

Whenever used in this Agreement, the following words and phrases shall have the following meanings:

        "Accounts" shall have the meaning specified in Section 2.01(a)(vi) of this Agreement.

        "Accrual Period" shall mean, except as otherwise set forth in the applicable Supplement, for any Series, the period from and including a Distribution Date, or, in the case of the initial Accrual Period for such Series, the Issuance Date for such Series, to but excluding the succeeding Distribution Date.


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        "Adjusted Invested Amount" shall mean, with respect to any Outstanding
Series, the definition assigned to such term in the related Supplement.

        "Adjustment Payments" shall mean the collective reference to payments of Transfer Deposit Amounts and Cash Dilution Payments.

        "Affiliate" shall mean, with respect to any specified Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person, or in any event, a Person which has the power to vote 25% or more of the securities having ordinary voting power for the election of directors of the specified Person. For purposes of this definition "control" of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "Agent" shall mean, with respect to any Series, the Person, if any, so designated in the related Supplement.

        "Aggregate Adjusted Invested Amount" shall mean, with respect to any date of determination, the sum of the Adjusted Invested Amounts with respect to all Outstanding Series on such date of determination.

        "Aggregate Allocated Receivables Amount" shall mean, with respect to any date of determination, the sum of the Allocated Receivables Amounts with respect to all Outstanding Series on such date of determination.

        "Aggregate Daily Collections" shall mean, with respect to any Business Day, the aggregate amount of all Collections deposited into the Collection Account on such day.

        "Aggregate Invested Amount" shall mean, at any date of determination, the sum of the Invested Amounts with respect to all Outstanding Series on such date of determination.

        "Aggregate Overconcentration Amount" shall mean, with respect to any date of determination, the sum of the Overconcentration Amounts of all Eligible Obligors at the end of the preceding Business Day plus the amount by which the aggregate Principal Amounts of Eligible Receivables due from Qualifying DIP Obligors exceeds 5% of the aggregate Principal Amount of all Eligible Receivables as of such date of determination.

        "Aggregate Receivables Amount" shall mean, with respect to any date of determination, (i) the aggregate Principal Amount of all Eligible Receivables in the Trust at the end of the Business Day immediately preceding such date minus
(ii) the Aggregate Overconcentration Amount for such date.

        "Aggregate Target Receivables Amount" shall mean, with respect to any date of determination, the sum of the Target Receivables Amounts with respect to all Outstanding Series on such date of determination.


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        "Agreement" shall mean this Amended and Restated Pooling Agreement and all amendments hereof and supplements hereto, and including, unless expressly stated otherwise, each Supplement.

        "Allocable Charged-Off Amount" shall have, with respect to any Series, the meaning specified in Section 3.01(e).

        "Allocable Recoveries Amount" shall have, with respect to any series, the meaning specified in Section 3.01(e) .

        "Allocated Receivables Amount" shall have, with respect to any Outstanding Series, the meaning specified in the related Supplement for such Outstanding Series.

        "Amortization Period" shall have, with respect to any Outstanding Series, the definition assigned to such term in the related Supplement.

        "Applicable Insolvency Laws" shall have the meaning specified in Section 7.01(a).

        "Applicants" shall have the meaning specified in Section 5.07.

        "Authorized Newspapers" shall have the meaning specified in Section
7.02.

        "Bankruptcy Code" shall mean the United States Federal Bankruptcy Code, 11 U.S.C. Sections 101-1330, as amended.

        "Board" shall mean the Board of Governors of the Federal Reserve system of the United States of America.

        "Book-Entry Certificates" shall mean Investor Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 5.11; provided, however, that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are issued to the Certificate Book-Entry Holder, such Investors Certificates shall no longer be "Book-Entry Certificates".

        "Business Day" shall mean any day other than (i) a Saturday or a Sunday or (ii) another day on which commercial banking institutions or trust companies in the state or in the city where the Corporate Trust Office is located, are authorized or obligated by law, executive order or governmental decree to be closing; provided that, when used in connection with the calculation of Certificate Rates which are determined by reference to LIBOR, "Business Day" shall mean any Business Day banks are open for dealings in dollar deposits in the London interbank market.

        "Business Day Received" shall mean, except as otherwise set forth in the applicable Supplement, (i) with respect to funds deposited in the Collection Account (a) if funds are deposited in the Collection Account by 1:00 p.m.,


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New York City time, such day of deposit and (b) if funds are deposited in the
Collection Account after 1:00 p.m., New York City time, the Business Day immediately following such day of deposit and (ii) with respect to funds deposited in any Lockbox Account (a) if funds are deposited in such Lockbox Account by the cut-off time established by the related Lockbox Processor for same-day processing of deposits, such day of deposit and (b) if funds are deposited in such Lockbox Account after such cut-off time, the Business Day immediately following such day of deposit.

        "Cash Dilution Payment" shall have the meaning specified in Section 4.05(a) of the Servicing Agreement.

        "Certificate" shall mean any certificate issued pursuant to a Supplement.

        "Certificate Book-Entry Holder" shall mean, with respect to a Book-Entry Certificate, the Person who is listed on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency, as the beneficial owner of such Book-Entry Certificate (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

        "Certificate Rate" shall mean with respect to any Series and Class of Investor Certificates, the percentage interest rate (or formula on the basis of which such interest rate shall be determined) stated in the applicable Supplement.

        "Certificate Register" shall have the meaning specified in Section 5.03(a).

        "Charged-Off Receivables" shall mean, with respect to any Settlement Period, all Receivables which, in accordance with the Policies of the applicable Seller, have or should have been written off during such Settlement Period as uncollectible, including without limitation the Receivables of any Obligor other than a Qualifying DIP Obligor which becomes the subject of any voluntary or involuntary bankruptcy proceeding.

        "Class" shall mean, with respect to any Series, any one of the classes of Investor Certificates of that Series as specified in the related Supplement.

        "Clearing Agency" shall mean each organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934.

        "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with such Clearing Agency.

        "CMD" shall refer to the operations categorized as the Consumer Markets Division from time to time on the internal records of Ingram Micro Inc. or any Subsidiary, which operations generally include the marketing of products to certain retailers engaged in mass marketing. The activities so categorized and the specific obligors included therein may change from time to time in the good faith determination of Ingram Micro Inc. or any Subsidiary.


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        "Collection Account" shall have the meaning specified in Section
3.01(a).

        "Collections" shall mean all collections and all amounts in respect of the Receivables transferred to the Trust, including Recoveries, Adjustment Payments, indemnification payments made by the Master Servicer, any Servicer or the Company and payments in respect of Dilution Adjustments, together with all collections in respect of the Related Property in the form of cash, checks, wire transfers or any other form of cash payment, and all proceeds of Receivables and collections thereof (including, without limitation, collections evidenced by an account, note, instrument, letter of credit, security, contract, security agreement, chattel paper, general intangible or other evidence of indebtedness or security, whatever is received upon the sale, exchange, collection or other disposition of, or any indemnity, warranty or guaranty payable in respect of, the foregoing and all "proceeds" as defined in Section 9-306 of the UCC).

        "Company" shall mean Ingram Funding Inc., a Delaware corporation and any successor thereto.

        "Company Collection Subaccount" shall have the meaning specified in
Section 3.01(a).

        "Company Exchange" shall have the meaning specified in Section 5.10(a).

        "Company Material Adverse Effect" shall mean (i) any material impairment of the Company's ability to perform any of its material obligations or to comply with or conduct its business in accordance with any of its material representations, warranties, covenants or agreements under any Transaction Document or (ii) any material impairment of the interests, rights or remedies of the Trustee or the Investor Certificateholders against or with respect to the Company, in the Receivables or under any Transaction Document.

        "Company Subordinated Obligation" shall mean any payment obligation or other liability designated as such in any Pooling and Servicing Agreements, each of which payment obligations and other liabilities shall (i) be subordinated and subject to the prior payment in full of all Company Unsubordinated Obligations then due, (ii) be made solely from funds available to the Company that are not required to be applied to Company Unsubordinated Obligations then due and (iii) not constitute a general recourse claim against the Company, but only a claim against the Company to the extent of funds available to the Company after satisfying all Company Unsubordinated Obligations then due.

        "Company Unsubordinated Obligations" shall mean all payment obligations and other liabilities of the Company under any Pooling and Servicing Agreements that are not designated as Company Subordinated Obligations.

        "Contractual Obligation" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.


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        "Corporate Trust Office" shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at The Chase Manhattan Bank 450 West 33rd Street, 14th Floor, New York, New York 10001, attention: Capital Markets Fiduciary Services.

        "Cut-Off Date", shall mean the close of business on February 29, 2000.

        "Daily Report" shall have the meaning specified in each Supplement.

        "Defaulted Receivable" shall mean any Receivable (a) which is unpaid in whole or in part for more than 60 days after its original due date or (b) which is a Charged-Off Receivable.

        "Definitive Certificates" shall have the meaning specified in Section 5.11.

        "Depository" shall mean, with respect to any Series, the Clearing Agency designated as the "Depository" in the related Supplement.

        "Depository Agreement" shall mean, with respect to any Series an agreement among the Company, the Trustee and a Clearing Agency, in a form reasonably satisfactory to the Trustee and the Company.

        "Dilution Adjustment" shall mean any payments, rebates, discounts, refunds or adjustments (including without limitation, as a result of the application of any special or other discounts or any reconciliations) of any Receivable, the amount owing for any returns (including, without limitation, as a result of the return of any defective goods) or cancellations and the amount of any other reduction of any payment under any Receivable, in each case granted or made by the Seller to the related Obligor; provided, however, a "Dilution Adjustment" does not include any Charged-Off Receivable.

        "Distribution Date" shall mean, except as otherwise set forth in the applicable Supplement, the 15th day of the month, or if such 15th day is not a Business Day, the next succeeding Business Day.

        "Dollars", "U.S. Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

        "Early Amortization Event" shall have, with respect to any Series, the meaning specified in Section 7.01 of this Agreement (without taking into account any Supplements) and in any Supplement for such Series.

        "Early Amortization Period" shall have, with respect to any Series, the definition assigned to such term in Section 7.01 of this Agreement and in any Supplement for such Series.

        "Effective Date" shall mean March 8, 2000.


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        "Eligible Institution" shall mean a depositary institution or trust company (which may include the Trustee and its Affiliates) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia; provided, however, that at all times (i) such depositary institution or trust company is a member of the Federal Deposit Insurance Corporation, (ii) the unsecured and uncollateralized debt obligations of such depositary institution or trust company are rated in one of the two highest long-term rating categories or the highest short-term rating category by each Rating Agency and (iii) such depositary institution or trust company has a combined capital and surplus of at least $100,000,000.

        "Eligible Investments" shall mean any book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

                (a) direct obligations of, or obligations fully guaranteed as to timely payment by, the United States of America;

                (b) Federal funds, demand deposits, time deposits or certificates of deposit of any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depositary institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies rating such investment in the highest investment category granted thereby (which in the case of S&P is A-1+);

                (c) commercial paper rated, at the time of the investment or contractual commitment to invest therein, in the highest rating category by each Rating Agency rating such commercial paper (which in the case of S&P is A-1+);

                (d) investments in money market funds (including funds for which the Trustee or any of its Affiliates is investment manager or adviser) rated in the highest rating category by each Rating Agency rating such money market fund (provided that, if such Rating Agency is S&P, such rating shall be AAAm);

                (e) bankers acceptances issued by any depository institution or trust company referred to in clause (b) above;

                (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b) above; or


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                (g) any other investment upon satisfaction of the Rating Agency
        Condition with respect thereto.

        "Eligible Letter of Credit" shall mean any irrevocable documentary credit (a direct-pay letter of credit) or any irrevocable standby letter of credit supporting a Receivable, or two or more Receivables sold to the Company by the same Seller, that is (a) either (i) issued in favor of such Seller or the Company and the right to draw under which is, or the proceeds of which are, legally transferable and assignable to the Trustee or (ii) issued in favor of the Trustee, (b) governed by the UCC of a state of the United States of America, governed by the UCP 500 or governed as to certain terms by the UCP 500 and as to any remaining terms by the UCC of a state of the United States of America, (c) issued by a commercial bank that (i) has a combined capital and surplus of at least $50,000,000 (ii) has (or the holding company parent of which has) either a long-term or a short-term senior unsecured debt rating in the highest rating category by each Rating Agency and (iii) is either organized under the laws of
(A) the United States or a State thereof or is a U.S. branch or agency of such commercial bank, or (B) a country having sovereign rating of "AA" or better, (d) permits the beneficiary to draw, upon notice to the issuing bank, an amount equal to the entire Principal Amount of any Receivable supported thereby in U.S. Dollars payable by the issuing bank to the Trustee, as assignee or as original beneficiary, in the case of a documentary credit (a direct-pay letter of credit), on or before the due date of such Receivable and, in the case of a standby letter of credit, on or before the fifth day following the due date of such Receivable and (e) with respect to which the Rating Agency Condition has been satisfied if the Receivables supported by such Letter of Credit are to be considered "Eligible Receivables".

        "Eligible Obligor" shall mean, as of any date of determination, each Obligor in respect of a Receivable that satisfies the following eligibility criteria:

                (a) it is "located" (within the meaning of Section 9-103(3)(d) of the UCC) in the United States or if not so located, its Receivables are supported by an Eligible Letter of Credit and all necessary actions are taken for the perfection of the transfer of such Eligible Letter of Credit to the Trust, including the delivery requirement set forth in
        Section 2.01(b);

                (b) it is not a Seller or an Affiliate of a Seller;

                (c) it is either (i) not the subject of any voluntary or involuntary bankruptcy proceeding, or (ii) a Qualifying DIP Obligor; and

                (d) it is not a Governmental Authority;

provided, however, that, if 35% or more of the Principal Amounts of Receivables of an Obligor are reported as being aged 121 days or more after the respective original invoice dates of such Receivables as at the end of the Settlement Period immediately preceding the most recent Settlement Report Date, such Obligor shall not be deemed an Eligible Obligor until such time as the Master Servicer furnishes the Rating Agencies and the Agents with a report which may be part of a Daily Report or a Monthly Settlement


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Statement indicating that less than 35% of the Principal Amounts of Receivables of such Obligor then in the Trust are aged 121 days or more after the respective original invoice dates of such Receivables.

        "Eligible Receivable" shall mean, as of any date of determination, each Receivable owing by an Eligible Obligor in existence as of such date that satisfies the following eligibility criteria:

                (a) it constitutes either (i) an account within the meaning of
        Section 9-106 of the UCC of the state the law of which governs the perfection of the interest granted in it, (ii) an instrument within the meaning of Section 9-105 of such UCC, which shall be subject to compliance with the delivery requirement set forth in Section 2.01(b),
        (iii) chattel paper within the meaning of Section 9-105 of such UCC, which shall be subject to compliance with the delivery requirement set forth in Section 2.01(b), or (iv) a general intangible (including to the extent that such Receivable includes interest, finance charges, returned check or late charges on sales or similar charges) within the meaning of
        Section 9-106 of such UCC;

                (b) it is not a Defaulted Receivable;

                (c) the goods related to it shall have been shipped (and such goods are not subject to a bill and hold arrangement) or the services related to it shall have been performed and such Receivable shall have been billed to the related Obligor;

                (d) it is denominated and payable only in U.S. Dollars in the United States and Collections on which ultimately are deposited to a Lockbox, a Lockbox Account or the Collection Account in the United States;

                (e) it arose in the ordinary course of business from the sale of goods, products or services of a Seller and in accordance with the Policies of such Seller and, at such date of determination, the Receivables Sale Agreement has not been terminated as to such Seller;

                (f) it does not contravene any applicable law, rule or regulation and the related Seller is not in violation of any law, rule or regulation in connection with it, in each case which in any way renders such Receivable unenforceable or would otherwise impair in any material respect the collectibility of such Receivable;

                (g) if the Trust is not excluded from the definition of "investment company" pursuant to Rule 3a-7 under the 1940 Act, it is an account receivable representing all or part of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the 1940 Act;

                (h) it is not a Receivable for which the applicable Seller has established an offsetting specific reserve; provided that a Receivable subject only in part to the foregoing shall be an Eligible Receivable to the extent not so subject;

                (i) it is not a Receivable with original payment terms in excess of 90 days from its original invoice date, or in respect of which the applicable Seller has (i) entered into an arrangement with the Obligor pursuant to which payment of any portion of the purchase price has been extended or deferred, whether by means of a promissory note or by any other means, to a date more than 90 days from its original invoice date or (ii) altered the basis of the aging from the initial due date for payment such that the final due date extends to a date more than 90 days from its original invoice date or (iii) otherwise made any modification except in the ordinary course of business and consistent with the Policies of such Seller;

                (j) all required consents, approvals or authorizations necessary for the creation and enforceability of such Receivable and the effective assignment and sale thereof by a Seller to the Company and by the Company to the Trust shall have been obtained with respect to such Receivable;

                (k) the Seller is not in default in any material respect under the terms of the contract, if any, from which such Receivable arose;

                (l) all right, title and interest in it has been validly sold by a Seller to the Company pursuant to the Receivables Sales Agreement;

                (m) the Company or the Trust will have legal and beneficial ownership therein free and clear of all Liens other than Liens created pursuant to any Transaction Document in clause (i) of the definition of Permitted Liens and such Receivable has been the subject of either a valid transfer from the Company to the Trust or, alternatively, the grant of a first priority perfected security interest therein to the Trust free and clear of all Liens other than Liens created pursuant to any Transaction Document;

                (n) it is not subject to any dispute in whole or in part or to any offset, counterclaim or defense;

                (o) it did not arise as a result of a charge-back;

                (p) it is at all times the legal, valid and binding obligation of the Obligor thereon, enforceable against such Obligor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or law);

               (q) as of the related Receivables Purchase Date, neither the Company nor a Seller has (i) taken any action in contravention of the terms of any Transaction Document or (ii) failed to take any action required to be taken by the terms of any Transaction Document that, in either case, would materially impair the rights therein of the Trustee or Investor Certificateholders with respect to such Receivable;

               (r) as of the related Receivables Purchase Date, each of the representations and warranties with respect to such Receivable made in the Receivables Sale Agreement by the Seller is true and correct in all material respects; and

               (s) at the time such Receivable was sold by the Seller to the Company under the Receivables Sale Agreement, no event described in
        Section 7.01(d) of the Receivables Sale Agreement had occurred with respect to such Seller;

provided, that a Receivable which would otherwise not qualify as an Eligible Receivable because of a failure to comply with clause (n) above shall constitute an Eligible Receivable to the extent of the Principal Amount of such Receivable minus the amount of such Receivable which fails to comply with such clause.

        "Eligible Successor Master Servicer" and "Eligible Successor Servicer" means an entity (which may include the Trustee) which is not a direct competitor of Ingram Micro Inc., (except for affiliates of GE Capital other than GE's IT Solutions business) unless Ingram Micro Inc. waives such restriction at the time of its appointment as Master Servicer (i) is servicing a portfolio of trade receivables, (ii) is legally qualified and has the capacity to service the Receivables, (iii) has demonstrated the ability to service professionally and completely a portfolio of similar accounts in accordance with high standards of skill and care, (iv) shall have a net worth of at least $100,000,000, (v) is qualified and, if required, licensed to use the software that the Master Servicer is then currently using to service the Receivables or obtains the right to use or has software which is adequate to perform its duties under the Pooling Agreement and the Servicing Agreement (including pursuant to a license from or other agreement with Ingram Micro Inc. or any of its Affiliates).

        "Enhancement" shall mean, with respect to any Series (i) the funds on deposit in or credited to any bank account (or subaccount thereof) of the Trust,
(ii) any surety arrangement, any letter of credit, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap, currency swap or other contract, agreement or arrangement, in each case for the benefit of any Investor Certificateholders of such Series or for providers of liquidity and/or credit enhancement to any Investor Certificateholders of such Series, in each case as designated in the applicable Supplement and (iii) the subordination of one Class of Investor Certificates in a Series to another Class in such Series or the subordination of any Interest to the Investor Certificates of such Series.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

        "Exchange Date" shall have the meaning, with respect to any Series issued pursuant to a Company Exchange, specified in Section 5.10(a).

        "Exchange Notice" shall have the meaning, with respect to any Series issued pursuant to a Company Exchange, specified in Section 5.10(a).

        "Exchange Register" shall have the meaning specified in Section 5.10(a).

        "Exchangeable Company Interest" shall have the meaning specified in
Section 3.01(b), may be represented by a Certificate and shall be exchangeable as provided in Section 5.10.

        "Excluded Receivable" shall mean, as of any date of determination, any indebtedness and payment obligations of any Person to the Seller arising from a sale of merchandise or services by the Seller that has the attributes set forth in any of the following paragraphs:

               (a) it is owing by an Obligor that is an Affiliate of the Seller;

               (b) it is owing by an Obligor that is not "located" (within the meaning of Section 9-103(3)(d) of the UCC as in effect in the State of New York) in the United States and it is not supported by an Eligible Letter of Credit;

               (c) it is a Receivable originated by CMD; or

               (d) it is owing by a Government Obligor; or

               (e) it is a Receivable originated through the Seller's Select Source Program.

        "Federal Government Obligor" shall mean the United States Federal government or any subdivision thereof or any agency, department or instrumentality thereof.

        "Fitch IBCA" shall mean Fitch IBCA, Inc. and any successor thereto.

        "Force Majeure Delay" shall mean any delay caused by an act of God, public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods, telecommunications disruptions, disruptions to the federal wire transfer system or similar causes but shall not include strikes; provided that no such cause or event shall be deemed to be a Force Majeure Delay unless the Master Servicer or the Trustee, as applicable, shall have given the Company and the Trustee written notice thereof as soon as reasonably possible after the beginning of such delay.

        "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time.

        "General Opinion" shall mean, with respect to any action, an Opinion of Counsel to the effect that (i) such action has been duly authorized by all necessary corporate action on the part of the applicable Servicer or the Company, as the case may be and (ii) any agreement executed in connection with such action constitutes a legal, valid and binding obligation of such Servicer or the Company, as the case may be, enforceable in accordance with the terms thereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforcement of creditors' rights and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

        "Government Obligor" shall mean any Federal Government Obligor or any State/Local Government Obligor.

        "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

        "Holders" shall mean any or all of the Investor Certificateholders, the holders of Subordinated Company Interests and the holders of the Exchangeable Company Interest.

        "Indebtedness" shall mean, with respect to any Person at any date, (a) all indebtedness of such Person for borrowed money, (b) any obligation owed for the deferred purchase price of property or services which purchase price is evidenced by a note or similar written instrument, (c) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (d) that portion of obligations of such Person under capital leases which is properly classified as a liability on a balance sheet in conformity with GAAP, (e) all liabilities of the type described in the foregoing clauses (a) through (d) secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof and (f) guarantees made by such Person with respect to liabilities of the type described in the foregoing clauses (a) through (e).

        "Indemnified Person" shall have the meaning specified in Section 10.19.

        "Independent Public Accountants" shall mean, with respect to any Person, any independent certified public accountants of nationally recognized standing, or any successor thereto, (who may also render other services to the Company, any Servicer or any Seller); provided that such firm is independent with respect to such Person within the meaning of Rule 2-01(b) of Regulation S-X under the Securities Act.

        "Ineligibility Determination Date" shall have the meaning specified in
Section 2.05(a).

        "Ineligible Receivable" shall have the meaning specified in Section 2.05(a).

        "Ingram Micro Inc." shall mean Ingram Micro Inc., a Delaware corporation, and any successor thereto.

        "Initial Invested Amount" shall have, with respect to any Series, the meaning specified in the related Supplement for such Series.

        "Insolvency Event" shall mean the occurrence of any one or more of the Early Amortization Events specified in paragraph (a) of Section 7.01.

        "Insurer" shall mean any Person designated as an "Insurer" in any Supplement.

        "Interest" shall mean any interest in the Trust Assets issued pursuant to this Agreement or any Supplement.

        "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

        "Invested Amount" shall have, with respect to any Series, the meaning specified in the related Supplement for such Series.

        "Invested Percentage" shall have, with respect to any Series, the meaning specified in the related Supplement for such Series.

        "Investment" shall mean the making by the Company or any Seller of any advance, loan, extension of credit or capital contribution to, the purchase of any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or the making by the Company or any Seller of any other investment in, any Person.

        "Investment Earnings" shall have the meaning specified in Section
3.01(c).

        "Investor Certificateholder" shall mean the holder of record of an Investor Certificate.

        "Investor Certificateholders' Interest" shall have the meaning specified in Section 3.01(b). For purposes of determining whether Holders of Investor Certificates evidencing a specified percentage of the Investor Certificateholders' Interest have approved, consented or otherwise agreed to any action hereunder, such determination shall be made based on the percentage of the Invested Amount represented by such Investor Certificates.

        "Investor Certificates" shall mean the certificates executed by the Company and authenticated by or on behalf of the Trustee, substantially in the form attached to the applicable Supplement, but shall not include the Exchangeable Company Interest, any Subordinated Company Interest or any other Interest held by the Company.

        "Issuance Date" shall mean, with respect to any Series, the date of issuance of such Series, or the date of any increase to the Invested Amount of such Series, as specified in the related Supplement.

        "Lien" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset; provided, however, that if a lien is imposed under Section 412(n) of the Internal Revenue Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which Section 412(n) of the Internal Revenue Code or Section 302(f) of ERISA applies, then such lien shall not be treated as a "Lien" from and after the time (x)(i) any Person who is obligated to make such payment pays to such plan the amount of such lien determined under
Section 412(n)(3) of the Internal Revenue Code or Section 302(f)(3) of ERISA, as the case may be, and provides to the Trustee, the Rating Agencies and any Agent a written statement of the amount of such lien together with written evidence of payment of such amount, or (ii) such lien expires pursuant to Section 412 (n)
(4) (B) of the Internal Revenue Code or Section 302(f)(4)(B) of ERISA and (y) the Rating Agency Condition shall have been satisfied.

        "Lien Creation" shall mean the creation, incurrence, assumption or suffering to exist by the Company or a Seller of any Lien upon the Receivables, Related Property or the proceeds thereof.

        "Lockbox" shall mean the post office boxes and accounts listed on
Schedule 3 to the Receivables Sale Agreement to which the Obligors are instructed to remit payments on the Receivables and/or such other post office boxes as may be established pursuant to Section 2.03 of the Servicing Agreement.

        "Lockbox Account" shall mean the intervening account or accounts used by a Lockbox Processor for deposit of funds received in a Lockbox prior to their transfer to the Collection Account.

        "Lockbox Agreement" shall mean a lockbox agreement substantially in one of the forms set forth as Exhibit A, with such differences from such form as are permitted upon satisfying the Rating Agency Condition and obtaining the Agent's consent thereto (which consent shall not be unreasonably withheld).

        "Lockbox Processor" shall mean the depositary institution or processing company (which may be the Trustee) that processes payments on the Receivables sent by the Obligors thereon forwarded to a Lockbox.

        "Margin Stock" shall have the meaning given to such term in Regulation U of the Board.

        "Master Servicer" shall mean Ingram Micro Inc., and any successor Master Servicer under the Transaction Documents.

        "Master Servicer Resignation Notice" shall have the meaning specified in
Section 6.02(b) of the Servicing Agreement.

        "Master Servicer Termination Notice" shall have the meaning specified in
Section 6.02(b) of the Servicing Agreement.

        "Master Servicer Transfer" shall have the meaning specified in Section
6.01 of the Servicing Agreement.

        "Material Adverse Effect" shall mean (a) a material impairment of the legality, validity or enforceability of any of the Transaction Documents against a Seller, the

Master Servicer, a Servicer or the Company or (b) a material impairment of the collectibility of the Receivables taken as a whole or of any significant portion of the Receivables.

        "Monthly Settlement Statement" shall have the meaning specified in
Section 4.02 of the Servicing Agreement.

        "Moody's" shall mean Moody's Investors Service, Inc.

        "1940 Act" shall mean the Investment Company Act of 1940, as amended.

        "Obligor" shall mean, with respect to any Receivable, the party obligated to make payments with respect to such Receivable, including any guarantor thereof.

        "Officer's Certificate" shall mean, with respect to any Person, unless otherwise specified in this Agreement, a certificate signed by the Chairman of the Board, any Vice Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President (however denominated) or any Treasurer or any Assistant Treasurer of such Person (or an officer holding an office with equivalent or more senior responsibilities).

        "Opinion of Counsel" shall mean a written opinion or opinions of one or more counsel (who may be internal counsel) to the Company, the Master Servicer or any Servicer, designated by the Company or any Servicer, as the case may be, that is reasonably acceptable to the Trustee and not at the expense of the Trustee.

        "Outstanding Series" shall mean, at any time, a Series issued pursuant to an effective Supplement and for which the Series Termination Date has not occurred, provided that for purposes of any vote or similar decision process determined by a vote based on a percentage of the Invested Amount or the Adjusted Invested Amount of any one or more Series or Classes, any Series or Class, 50% or more of which is owned either individually or in the aggregate by Ingram Micro Inc. or any Affiliate or Affiliates thereof, such Persons shall not be included in any such vote or decision process.

        "Overconcentration Amount" shall mean, at any date with respect to an Eligible Obligor, the Principal Amount of otherwise Eligible Receivables due from such Obligor which, expressed as a percentage of the Principal Amount of all Eligible Receivables in the Trust at such date, exceeds the percentage set forth below for the applicable ratings category of senior debt of that Obligor (or such larger percentage upon satisfaction of the Rating Agency Condition and obtaining the Agent's consent thereto (which consent shall not be unreasonably withheld)):

                             Minimum Rating
            S&P           Fitch IBCA             Moody's            Percentage
        A-l+ or AA-       F-1+ or AA-           P-1 or Aa3                15%
         A-1 or A+          F-1 or A+            P-1 or A1                15%
       A-2 or BBB+        F-2 or BBB+          P-2 or Baa1               7.5%

            S&P             Fitch IBCA             Moody's            Percentage
          A-3 or BBB-          F-3 or BBB-          P-3 or Baa3             5%
     Less than A-3 or     Less than F-3 or     Less than P-3 or             3%
       BBB-/Not rated       BBB-/Not Rated       Baa3/Not Rated


provided, however that, for purposes of this definition, all Eligible Obligors that are Affiliates of each other shall be deemed to be a single Eligible Obligor to the extent the Servicer has actual knowledge of the affiliation and in that case, the applicable debt rating for such group of Obligors shall be the debt rating of the ultimate parent of the group.

        If the ratings given by S&P, Moody's and Fitch IBCA to the senior debt of any Obligor (or the ultimate parent of the affiliated group of which such Obligor is a member, as the case may be) would result in different applicable percentages under the table above, the applicable percentage shall be the percentage associated with the lower rating, as between S&P's rating, Moody's rating and Fitch IBCA's rating, of such Obligor's (or such ultimate parent's, as the case may be) short-term senior debt; provided that: (i) if such short-term debt is not rated by Fitch IBCA, the applicable percentage will be the percentage associated with the rating issued by S&P and Moody's, (ii) if such short-term debt is not rated by Moody's, the applicable percentage will be the percentage associated with the rating issued by S&P and Fitch IBCA, and (iii) if S&P does not issue a short-term rating with respect to such Obligor's (or such ultimate parent's, as the case may be) debt, then the percentage applicable to such Obligor (or such ultimate parent's, as the case may be) shall be the percentage associated with the categories "Less than A-3 or BBB-/Not rated" and "Less than F-3 or BBB-/Not rated"; provided, further that in the event that both the long-term debt and short-term debt of any Obligor are rated by S&P, Moody's or Fitch IBCA, as the case may be, the lower of the long-term or short-term rating shall be used in determining the applicable percentage. The ratings specified in the table are minimums for each percentage category, so that a rating not shown in the table falls in the category associated with the highest rating shown in the table that is lower than that rating. It is understood that the rating given by Moody's to the senior debt of any Obligor shall be considered for purposes of determining the Overconcentration Amount only for any period during which one or more VFC Certificates issued pursuant to the Series 2000-1 Supplement is outstanding and held by a Purchaser whose holdings of such VFC and other investments are subject to review by Moody's in connection with Moody's rating of such Purchaser.

        "Paying Agent" shall mean any paying agent and co-paying agent appointed pursuant to Section 5.06 and, unless otherwise specified in the related Supplement of any Series and with respect to such Series, shall initially be the Trustee.

        "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any Person succeeding to the functions thereof.

        "Permitted Liens" shall mean, at any time, for any Person:

               (i) Liens created pursuant to any Transaction Document;

               (ii) Liens which are in all respects junior under the applicable UCC to the Liens created under the Transaction Documents and which secure the payment of taxes, assessments or other governmental charges or levies (a) not yet due or (b) that are being contested in good faith by appropriate legal or administrative proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of such Person; and

               (iii) Liens for federal taxes not in excess of $100,000 in the aggregate at any one time outstanding which are being contested in good faith by appropriate legal or administrative proceedings and as to which action is being taken with due diligence to resolve or remove.

        "Person" shall mean any individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, limited liability company, Governmental Authority or other entity of whatever nature.

        "Policies" shall mean, with respect to each Seller, the credit and collection policies of such Seller, copies of which have been previously delivered to the Trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the Transaction Documents.

        "Pooling and Servicing Agreements" shall have the meaning specified in
Section 10.01(a).

        "Potential Early Amortization Event" shall mean an event which, with the giving of notice and/or the lapse of time, would constitute an Early Amortization Event hereunder or under any Supplement.

        "Potential Servicer Default" shall mean an event which, with the giving of notice and/or the lapse of time, would constitute a Servicer Default hereunder or under the Servicing Agreement or any Supplement.

        "Principal Amount" shall mean, with respect to any Receivable, the unpaid principal amount of such Receivable.

        "Principal Terms" shall have the meaning, with respect to any Series issued pursuant to an Exchange, specified in Section 5.10(c).

        "Program Costs" shall have, with respect to any Series, the meaning specified in the related Supplement for such Series.

        "Publication Date" shall have the meaning specified in Section 7.02(a).

        "Qualifying DIP Obligor" shall mean, as of any date of determination, an Obligor (i) that is a "debtor in possession", for which no trustee or examiner has been appointed and no application is pending for the appointment of a trustee or examiner, in a case under Chapter 11 of the Bankruptcy Code in which no motion has been made for an order liquidating all or any substantial portion of such debtor's assets and no motion has been made for the conversion of such case to a case under Chapter 7 of the Bankruptcy Code and no restriction prescribed by the bankruptcy court is in effect, which would restrict such Obligor's payments under the Receivables, (ii) in the case of any proposed Qualifying DIP Obligor whose Receivables would, if included in the Trust Assets, account for 5% or more of the aggregate Principal Amount of all Receivables included in the Trust, each Agent has been given notice at least five Business Days prior to any transfer of Receivables owing by such Obligor to the Trust of the proposed inclusion of such Obligor as an Eligible Obligor on the basis of being a Qualifying DIP Obligor,
(iii) as to which the bankruptcy court has given its approval to the payment by such Obligor of the related Receivables and (iv) as to which no Agent has, in the exercise of its reasonable discretion, given notice to the Company and the Master Servicer that such Obligor shall not be included as an Eligible Obligor.

        "Rating Agency" shall mean, with respect to each Outstanding Series, any rating agency or agencies designated as such in the related Supplement; provided that (i) in the event that no Outstanding Series has been rated, then for purposes of the definitions of "Eligible Institution" and "Eligible Investments", "Rating Agency" shall mean S & P; (ii) except as provided in the immediately preceding clause (i), in the event no Outstanding Series has been rated, any reference to "Rating Agency" or the "Rating Agencies" shall be deemed to have been deleted herefrom, except that references to the term "Rating Agency Condition" shall not be deemed deleted, but shall be modified as set forth under the definition of such term.

        "Rating Agency Condition" shall mean, with respect to any action, that each Rating Agency shall have notified the Company, the Master Servicer, any Agent and the Trustee in writing that such action will not result in a reduction, qualification or withdrawal of the rating of any Outstanding Series or any Class of any such Outstanding Series with respect to which it is a Rating Agency or with respect to any series of Variable Funding Certificates, the "shadow" rating of such Series of Variable Funding Certificates (without giving effect to any Enhancement) and the rating of the commercial paper issued to fund such Series of Variable Funding Certificates; provided that in the event that no Outstanding Series has been rated, any reference to a "Rating Agency Condition" shall be deemed to be a reference to the consent of Investor Certificateholders representing Investor Certificateholders' Interests aggregating not less than 50% of the Invested Amount of such Series with respect to such action.

        "Receivable" shall mean the indebtedness and payment obligations of any Person to any Seller (without giving effect to the transactions contemplated by the Receivables Sale Agreement, and including, without limitation, obligations evidenced by an account, note, instrument, contract, security agreement, chattel paper, general intangible or other evidence of indebtedness or security) arising from a sale of merchandise or services by such Seller , including, without limitation, any right to payment for goods sold or for services rendered, and including the right to payment of any interest, sales taxes, finance charges, returned check or late charges and other obligations of such Person with respect thereto, but not including any Excluded Receivable.

        "Receivables Purchase Date" shall mean, with respect to any Receivable, the Business Day on which the Company purchases such Receivable from a Seller and transfers such Receivable to the Trust.

        "Receivables Sale Agreement" shall mean the Amended and Restated Receivables Sale Agreement, dated as of the date hereof, among the Seller, the Master Servicer and the Company, as amended, supplemented or otherwise modified from time to time in accordance with the Transaction Documents.

        "Record Date", shall mean, with respect to any Series, the date specified as such in the applicable Supplement.

        "Recoveries" shall mean all amounts collected (net of out-of-pocket costs of collection) in respect of Charged-Off Receivables.

        "Regulation U" shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

        "Regulation X" shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

        "Related Property" shall mean, with respect to each Receivable:

        (a) all of the Seller's and the Company's right, title and interest in the goods (including returned goods), if any, relating to the sale which gave rise to such Receivable;

        (b) all other security interests or Liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the contract related to such Receivable or otherwise, together with all financing statements signed by an Obligor describing any collateral securing such Receivable;

        (c) all guarantees, insurance, letters of credit (including any Eligible Letter of Credit) and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the contract related to such Receivable or otherwise; and

        (d) all other instruments and all rights under the contracts and other documents related to the Receivables and all rights (but not obligations) relating to such Receivables;

including in the case of clauses (b), (c) and (d), without limitation, pursuant to any obligations evidenced by an account, note, instrument, contract, security agreement, chattel paper, general intangible or other evidence of indebtedness or security.

        "Reported Day" shall have the meaning specified in Section 4.01(a) of the Servicing Agreement.

        "Requirement of Law" for any Person shall mean the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

        "Resignation Notice" shall have the meaning specified in Section 6.02(a) of the Servicing Agreement.

        "Responsible Officer" shall mean (i) when used with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee with direct responsibility for the administration of the Pooling and Servicing Agreements or, with respect to any particular matter, any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom such matters have been specifically referred and (ii) when used with respect to any other Person, the Chairman of the Board, any Vice Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President or the Treasurer or Assistant Treasurer of such Person.

        "Restricted Payments" shall have the meaning assigned in Section
2.08(n).

        "Revolving Period" shall have, with respect to any Outstanding Series, the definition assigned to such term in the related Supplement.

        "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor thereto.

        "Securities Act" shall mean the Securities Act of 1933, as amended.

        "Select Source Program" shall refer to the operations categorized as the Select Source Program from time to time on the internal records of Ingram Micro Inc. or any Subsidiary, which operations shall include the sale of products by Ingram Micro Inc. or any Subsidiary of Ingram Micro Inc. to certain participating resellers and the subsequent sale of such products by such resellers to end-users, whereby Ingram Micro Inc. or a Subsidiary of Ingram Micro Inc. ships to end-users the products so sold by resellers, invoices such end-users and collects the related Receivables, and pays over to resellers the profits on their respective sales to end-users.

        "Seller" shall mean Ingram Micro Inc. and any additional Seller becoming a party to the Receivables Sale Agreement by execution and delivery of an Additional Seller/Servicer Supplement substantially in the form of Exhibit B to the Receivables Sale Agreement.

        "Seller Material Adverse Effect" shall mean, with respect to any Seller,
(i) any material impairment of such Seller's ability to perform any of its material obligations or to comply with or conduct its business in accordance with any of its material representations, warranties, covenants or agreements under any Transaction Document or (ii) any material impairment of the interests, rights or remedies of the Trustee or the

Investor Certificateholders against or with respect to such Seller, in the Receivables or under any Transaction Document, including any interests, rights or remedies of the Trustee or the Investor Certificateholders as an assignee or assignees of the Company under, or a third-party beneficiary or third-party beneficiaries of, the Receivables Sale Agreement.

        "Seller Note" shall have the meaning specified in Section 8.01 of the Receivables Sale Agreement.

        "Series" shall mean any series of Investor Certificates and any related Subordinated Company Interest, the terms of which are set forth in a Supplement.

        "Series Account" shall mean any deposit, trust, escrow, reserve or similar account maintained for the benefit of the Investor Certificateholders and the holders of the related Subordinated Company Interest of any Series or Class, as specified in any Supplement.

        "Series Collection Subaccount" shall have the meaning specified in
Section 3.01(a).

        "Series Collection Sub-subaccount" shall have the meaning specified in
Section 3.01(a).

        "Series Non-Principal Collection Sub-subaccount" shall have the meaning specified in Section 3.01(a).

        "Series Principal Collection Sub-subaccount" shall have the meaning specified in Section 3.01(a).

        "Series Termination Date" shall have, with respect to any Series, the meaning specified in the related Supplement for such Series.

        "Serviced Receivable" shall have the meaning specified in Section 2.01 of the Servicing Agreement.

        "Service Transfer" shall have the meaning specified in Section 6.01 of the Servicing Agreement.

        "Servicer" shall mean Ingram Micro Inc., any additional Servicer becoming a party hereto by execution and delivery of an Additional Seller/Servicer Supplement substantially in the form of Exhibit B to the Receivables Sale Agreement and any Successor Servicer under the Transaction Documents.

        "Servicer Default" shall have, with respect to any Series, the meaning specified in Section 6.01 of the Servicing Agreement and, if applicable, as supplemented by the related Supplement for such Series.

        "Servicer Material Adverse Effect" shall mean, with respect to the Master Servicer or any Servicer, (i) any material impairment of such Person's ability to perform any of its material obligations or to comply with or conduct its business in accordance with any of its material representations, warranties, covenants or agreements under any Transaction Document, or (ii) any material impairment of the interests, rights or remedies of the Trustee or the Investor Certificateholders against or with respect to such Person, in the Receivables or under any Transaction Document.

        "Servicing Agreement" shall have the meaning specified in the recitals hereto.

        "Servicing Fee" shall have the meaning specified in Section 2.05(a) of the Servicing Agreement.

        "Servicing Fee Percentage" shall mean 1.00% per annum.

        "Settlement Period" shall mean each fiscal month of the Master Servicer as set forth in Exhibit C hereto and amendments thereto from time to time.

        "Settlement Report Date" shall mean, except as otherwise set forth in the applicable Supplement, the 10th day of each calendar month or, if such 10th day is not a Business Day, the next succeeding Business Day.

        "Significant Subsidiary" means: (a) with respect to any Subsidiary of Ingram Micro Inc. as of the date hereof, a Subsidiary of Ingram Micro Inc. that (as of any date of determination), (i) on an average over the three (3) most recently preceding fiscal years of Ingram Micro contributed at least five percent (5%) to consolidated net income of Ingram Micro Inc. or (ii) on an average at the end of the three (3) most recently preceding fiscal years of Ingram Micro Inc. owned assets constituting at least five percent (5%) of consolidated assets.

        "Special Allocation Settlement Report Date" shall have the meaning specified in Section 3.01(e).

        "Specified Bankruptcy Opinion Provisions" shall mean the factual assumptions (including those contained in the factual certificate referred to therein) and the actions to be taken by the Seller or the Company in each case in the legal opinion of Davis Polk & Wardwell relating to certain bankruptcy matters delivered on each Issuance Date.

        "State/Local Government Obligor" shall mean any state or local government or any subdivision thereof or any agency, department or instrumentality thereof.

        "Subordinated Company Interest" shall mean any Interest (which may be in the form of a Certificate) issued to the Company pursuant to the Supplement for any Series which represents an interest in the Trust Assets which is subordinated to the Investor Certificates of such Series.

        "Subordinated Interest Amount" shall have, with respect to any Outstanding Series, the meaning specified in the related Supplement for such Outstanding Series.

        "Subordinated Interest Register" shall have the meaning specified in
Section 5.10(d).

        "Subsequent Cut-Off Date" shall have the meaning specified in the Supplements related to the VFC Certificates.

        "Subsidiary" shall mean, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

        "Successor Master Servicer" shall have the meaning specified in Section
6.02 of the Servicing Agreement.

        "Successor Servicer" shall have the meaning specified in Section 6.02 of the Servicing Agreement.

        "Supplement" shall mean, with respect to any Series, a supplement to this Agreement complying with the terms hereof, executed in conjunction with the issuance of any Series.

        "Supplemental Agreement" shall have the meaning provided in Section 5.01(a) of the Servicing Agreement.

        "Target Receivables Amount" shall have, with respect to any Outstanding Series, the meaning specified in the related Supplement for such Outstanding Series.

        "Tax Opinion" shall mean, unless otherwise specified in the Supplement for any Series with respect to such Series or any Class within such Series, with respect to any action, an Opinion of Counsel (a) to the effect that, for United States federal income tax purposes, (i) such action will not adversely affect the characterization as debt of any Investor Certificates of any Outstanding Series or Class not retained by the Company, (ii) in the case of Section 5.10, the Investor Certificates of the new Series that are not retained by the Company will be characterized as debt or should be characterized as debt and if not so treated, will be characterized as equity interests in a partnership between the Company and one or more Classes of the Investor Certificateholders, which partnership will not be considered a publicly traded partnership taxable as a corporation and (iii) following such action, the Trust will not be an association (or publicly traded partnership) taxable as a corporation and (b) with respect to state taxation issues regarding the taxation of the Trust, in substantially the form delivered at the Effective Date.

        "Termination Notice" shall have the meaning specified in Section 6.01 of the Servicing Agreement.

        "Transactions" shall have the meaning specified in Section 2.03(b).

        "Transaction Documents" shall mean the collective reference to this Agreement, the Servicing Agreement, each Supplement with respect to any Outstanding Series, the Receivables Sale Agreement, the Lockbox Agreements, the Investor Certificates, and any other documents delivered pursuant to or in connection therewith.

        "Transfer Agent and Registrar" shall have the meaning specified in
Section 5.03 and shall initially be the Trustee.

        "Transfer Deposit Amount" shall have the meaning specified in Section 2.05(b).

        "Transferred Agreements" shall have the meaning assigned in Section 2.01(a)(v).

        "Trust" shall mean the Ingram Funding Master Trust, as amended by this Agreement.

        "Trust Accounts" shall mean the trust accounts established under the Supplements.

        "Trust Assets" shall have the meaning specified in Section 2.01(a).

        "Trust Termination Date" shall have the meaning specified in Section 9.01(a).

        "Trustee" shall mean the institution executing this Agreement as trustee, or its successor in interest, or any successor trustee appointed as herein provided.

        "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

        "UCP 500" shall mean "The Uniform Customs and Practices for Documentary Credits", 1993 Revision, International Chamber of Commerce Publication No. 500.

        "United States" for purposes of geographic description shall mean the United States of America, its territories and possessions and Puerto Rico.

        "Variable Funding Certificates" or "VFC Certificates" shall have the meaning specified in Section 5.10.

        "Voluntary Liquidation Date" shall mean, with respect to any Series of Investor Certificates, any date during an Early Amortization Period for such Series on which the Trustee shall have been directed in writing by Investor Certificateholders representing more than 50% of the Invested Amount of such Series or, in the case of a Series having more than one Class of Investor Certificates, Investor Certificateholders representing more than 50% of the Invested Amount of each Class of such Series, to sell Receivables pursuant to the terms of Section 9.02 hereof.

        SECTION 1.02. Other Definitional Provisions. All terms defined in this Agreement, the Servicing Agreement or in any Supplement shall have such defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

        (a) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.01, and accounting terms partly defined in Section 1.01 to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under GAAP, the definitions contained herein shall control.

        (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection, Schedule, Exhibit and Appendix references contained in this Agreement are references to Sections, subsections, Schedules, Exhibits and Appendices in or to this Agreement unless otherwise specified.

        (c) The definitions contained in Section 1.01 are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

        (d) Where a definition contained in Section 1.01 specifies that such term shall have the meaning set forth in the related Supplement, the definition of such term set forth in the related Supplement may be preceded by a prefix indicating the specific Series or Class to which such definition shall apply.

        (e) Where reference is made in this Agreement or any related Supplement to the principal amount of Receivables, such reference shall, unless explicitly stated otherwise, be deemed a reference to the Principal Amount (as such term is defined in Section 1.01) of such Receivables.

        (f) Any reference herein or in any other Transaction Document to a provision of the Bankruptcy Code, the Internal Revenue Code, ERISA or the 1940 Act shall be deemed a reference to any successor provision thereto.

        (g) Any reference herein to a Schedule, Exhibit or Appendix to this Agreement shall be deemed to be a reference to such Schedule, Exhibit or Appendix as it may be amended, modified or supplemented from time to time to the extent that such Schedule, Exhibit or Appendix may be amended, modified or supplemented (or any term or provision of any Transaction Document may be amended that would have the effect of amending, modifying or supplementing information contained in such Schedule, Exhibit or Appendix) in compliance with the terms of the Transaction Documents.

        (h) Any reference herein to any representation, warranty or covenant "deemed" to have been made is intended to encompass only representations, warranties or covenants that are expressly stated to be repeated on or as of dates following the execution and delivery of this Agreement, and no such reference shall be interpreted as a reference to any implicit, inferred, tacit or otherwise unexpressed representation, warranty or covenant.

        (i) The words "include", "includes" or "including" shall be interpreted as if followed, in each case, by the phrase "without limitation".

                                   ARTICLE II
             CONVEYANCE OF RECEIVABLES; REPRESENTATIONS, WARRANTIES
                                  AND COVENANTS

        SECTION 2.01. Conveyance of Receivables.

        (a) By execution and delivery of this Agreement, the Company does hereby sell, assign, set over and otherwise convey to the Trust from time to time, for the benefit of the Holders, with the intention of effecting a legal true sale, without recourse and free and clear of all liens (except as specifically provided herein), all its present and future right, title and interest in, to and under:

               (i) all Receivables, including those purchased by the Company at or before the close of business on the Effective Date and all Receivables thereafter purchased from time to time until but not including the Trust Termination Date;

               (ii) the Related Property;

               (iii) all Collections;

               (iv) all rights (including rescission, replevin or reclamation) relating to any Receivable or arising therefrom;

               (v) each of the Receivables Sale Agreement, the Servicing Agreement and the subordination provisions set forth in paragraphs 3 and 6 of the Seller Note, including in respect of each agreement, (A) all rights of the Company to receive monies due and to become due under or pursuant to such agreement, whether payable as fees, expenses, costs or otherwise, (B) all rights of the Company to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such agreement, (C) claims of the Company for damages arising out of or for breach of or default under such agreement, (D) the right of the Company to amend, waive or terminate such agreement, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder,
        (E) with respect to the Seller Note, the right to enforce the subordination provisions thereof, and (F) all other rights, remedies, powers, privileges and claims of the Company under or in connection with such agreement (whether arising pursuant to such agreement or otherwise available to the Company at law or in equity), including the rights of the Company to enforce such agreement and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or in connection therewith (all of the foregoing set forth in subclauses (v) (A) through (F), inclusive, the "Transferred Agreements");

               (vi) the Collection Account, each Lockbox and each Lockbox Account (collectively, the "Accounts"), including (A) all funds and other evidences of payment held therein and all certificates and instruments, if any, from time to time representing or evidencing any of such Accounts or any funds and other evidences of payment held therein,
        (B) all investments of such funds held in such Accounts and all certificates and instruments from time to time representing or evidencing such investments, (C) all notes, certificates of deposit and other instruments from time to time hereafter delivered or transferred to, or otherwise possessed by, the Trustee for and on behalf of the Company in substitution for any of the then existing Accounts and (D) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the then existing Accounts; and

               (vii) all proceeds of or payments in respect of any and all of the foregoing clauses (i) through (vi) (including proceeds that constitute property of the types described in clause (vi) above and including Collections).

Such property described in the foregoing clauses (i) through (vii), together with all investments and all monies on deposit in any other bank account or accounts maintained for the benefit of any Holders for payment to Holders shall constitute the assets of the Trust (collectively, the "Trust Assets").

Subject to Section 5.09, although it is the intent of the parties to this Agreement that the conveyance of the Company's right, title and interest in, to and under the Receivables and the other Trust Assets pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, the Company hereby grants to the Trustee for the benefit of the Holders a perfected first priority security interest in all of the Company's present and future right, title and interest in, to and under the Receivables and the other Trust Assets, and that this Agreement shall be deemed to constitute a security agreement under applicable law in favor of the Trustee, for the benefit of the Holders.

        (b) The assignment, setover and conveyance to the Trust pursuant to
Section 2.01(a) shall be made to the Trustee, on behalf of the Trust, and each reference in this Agreement to such assignment, setover and conveyance shall be construed accordingly. In connection with the foregoing assignment, the Company and the Master Servicer agree to deliver to the Trustee each Trust Asset evidencing a Receivable or any Related Property with respect thereto (including any original document or instrument necessary to effect or to perfect such assignment) in which the transfer of an interest is being perfected under the UCC or otherwise by possession and not by filing a financing statement or similar document (although a precautionary filing of a financing statement or similar document is expected to be made in respect of each such Trust Asset). Without limiting the generality of the foregoing sentence, the Company and the Master Servicer agree to deliver or cause to be delivered to the Trustee an original of (i) any promissory note or other instrument evidencing a Receivable sold to the Trust,
(ii) any chattel paper evidencing a Receivable sold to the Trust and (iii) each Eligible Letter of Credit related to any Person that is to be considered an Eligible Obligor on the basis of paragraph (a) of the definition of "Eligible Obligor".

        (c) Notwithstanding the assignment of the Transferred Agreements set forth in Section 2.01(a), the Company does not hereby assign or delegate any of its duties or obligations under the Receivables Sale Agreement to the Trust or the Trustee and neither the Trust nor the Trustee accepts such duties or obligations, and the Company shall continue to have the right and the obligation to purchase Receivables from the Seller thereunder from time to time and to consummate the other transactions and take any actions contemplated thereby. The foregoing assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Trust, the Trustee, any Investor Certificateholder or the Company, in its capacity as a Holder, of any obligation of the Master Servicer, any Servicer, the Company, the Seller or any other Person in connection with the Receivables or under any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligor.

        (d) In connection with the foregoing assignment, the Company agrees to record and file, or cause to be recorded or filed, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) or, where applicable, registrations in the appropriate records, (i) with respect to the Receivables now existing and hereafter created and (ii) with respect to any other Trust Assets for which a security interest may be perfected under the relevant UCC, legislation or similar statute by such filing or registration, as the case may be, in each case meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary to perfect and maintain perfection of the assignment of the Receivables and such other Trust Assets (excluding returned merchandise) to the Trust, and to deliver a file-stamped copy or certified statement of such financing statement or registration or other evidence of such filing or registration to the Trustee on or prior to the date of issuance of any Investor Certificates, any Subordinated Company Interest or the Exchangeable Company Interest. The Trustee shall be under no obligation whatsoever to file such financing statement, or a continuation statement to such financing statement, or to make any other filing or other registration under the UCC, other relevant legislation or similar statute in connection with such transfer. The Trustee shall be entitled to conclusively rely on the filings or registrations made by or on behalf of the Company without any independent investigation and the Company's obligation to make such filings as evidence that such filings have been made.

        (e) In connection with such assignment, the Company further agrees, at its own expense, (a) on or prior to the Effective Date and thereafter, to indicate, or to cause to be indicated, in its computer files containing its master database of Receivables and to cause the Seller to indicate in its records containing its master database of Receivables that Receivables have been conveyed to the Company or the Trust, as the case may be, pursuant to the Receivables Sale Agreement or this Agreement, respectively, for the benefit of the Holders and (b) to deliver or transmit or cause to be delivered or transmitted to the Trustee computer tapes, diskettes or data transmission containing a true and complete list of all Receivables transferred to the Trust specifying for each such Receivable, as of the Cut-Off Date or any Subsequent Cut-Off Date as applicable, at least (i) the name of the Obligor and
(ii) the aggregate Principal Amount of the Receivables owing by such Obligor. Such tapes, diskettes or data transmission shall constitute Schedule 1 to this Agreement and are hereby incorporated into and made a part of this Agreement whether they are delivered together with or separate from this Agreement.

        SECTION 2.02. Acceptance by Trustee.

        (a) The Trustee hereby acknowledges its acceptance on behalf of the Trust of all right, title and interest in, to and under the property, now existing and hereafter created, assigned to the Trust pursuant to Section 2.01 and declares that it shall maintain such right, title and interest, upon the trust herein set forth, for the benefit of all Holders. The Trustee further acknowledges that, prior to or simultaneous with the execution and delivery of this Agreement, the Company delivered to the Trustee the computer tapes containing a list of the Receivables described in Section 2.01(e). The Trustee shall maintain a copy of Schedule 1, as delivered from time to time, at the Corporate Trust Office.

        (b) The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement.

        SECTION 2.03. Representations and Warranties of the Company Relating to the Company. The Company hereby represents and warrants to the Trustee and the Trust, for the benefit of the Holders, as of the Effective Date, that:

        (a) Organization; Powers. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (iii) is qualified to do business in, and is in good standing in, every jurisdiction where the nature of its business so requires, except where the failure so to qualify could not reasonably be expected to result in a Company Material Adverse Effect and (iv) has the corporate power and authority to execute, deliver and perform its obligations under each of the Transaction Documents and each other agreement or instrument contemplated hereby to which it is or will be a party.

        (b) Authorization. The execution, delivery and performance by the Company of each of the Transaction Documents and the performance of the transactions contemplated hereby (collectively, the "Transactions") (i) have been duly authorized by all requisite corporate and, if required, stockholder action and (ii) will not (A) violate (1) any Requirement of Law or (2) any provision of any Transaction Document or any other Contractual Obligation to which the Company is a party or by which it or any of its property is or may be bound, (B) be in conflict with, result in a breach of or constitute

(alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under, any Transaction Document or any other Contractual Obligation or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Company (other than any Lien created hereunder or contemplated or permitted hereby).

        (c) Enforceability. This Agreement has been duly executed and delivered by the Company and constitutes, and each other Transaction Document to which the Company is a party when executed and delivered by the Company will constitute, a legal, valid and binding obligation of the Company enforceable against it in accordance with its respective terms, subject (a) to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors rights generally, from time to time in effect and (b) to general principles of equity (whether enforcement is sought by a proceeding in equity or at law).

        (d) Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except for (i) the filing of appropriate UCC financing statements and (ii) such as have been made or obtained and are in full force and effect; provided, however, that the Company makes no representation or warranty regarding state securities or "blue sky" laws in connection with the distribution of the Certificates and Interests.

        (e) Litigation; Compliance with Laws. (i) There are not any actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of the Company, threatened against the Company.

        (ii) The Company is not in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority.

        (f) Agreements. (i) The Company has no Contractual Obligations other than (A) the Transaction Documents to which it is a party (including the Seller
Note) and (B) any other agreements or instruments that the Company is not prohibited from entering into by Section 2.08(f) and that, in the aggregate, neither contain payment obligations or other liabilities on the part of the Company in excess of $100,000 nor would upon default result in a Company Material Adverse Effect. Other than the restrictions created by the Transaction Documents, the Company is not subject to any corporate restriction that could reasonably be expected to have a Company Material Adverse Effect.

        (ii) The Company is not in default in any material respect under any provision of any Transaction Document or any other Contractual Obligation to which it is a party or by which it or any of its properties or assets are or may be bound.

        (g) Federal Reserve Regulations. (i) The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

        (ii) No part of the proceeds from the issuance of any Investor Certificates will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation U or Regulation X.

        (h) Investment Company Act. Neither the Company nor the Trust is an "investment company" as defined in, or subject to regulation under, the 1940 Act.

        (i) No Early Amortization Event. No Early Amortization Event or Potential Early Amortization Event has occurred and is continuing.

        (j) Tax Returns. The Company has filed or caused to be filed all material tax returns (Federal, state or local) which it reasonably believes are required to have been filed by it and has paid or caused to be paid or made adequate provision for all taxes due and payable by it and all assessments received by it except to the extent that any failure to file or nonpayment is being contested in good faith.

        (k) Location of Records--Chief Executive Office. The offices at which the Company keeps its records concerning the Receivables either (x) are located at the addresses set forth for the Sellers on Schedule 4 of the Receivables Sale Agreement or (y) the Company has notified the Trustee of the location thereof in accordance with the provisions of Section 2.08 (i) of this Agreement. The chief executive office of the Company is located at the address set forth on Schedule 3 and is the place where the Company is "located" for the purposes of Section 9-103(3)(d) of the UCC as in effect in the State of New York. As of the Effective Date, the state and county where the chief executive office of the Company is "located" for the purposes of Section 9-103(3) (d) of the UCC as in effect in the State of New York has not changed in the past four months.

        (l) Solvency. No Insolvency Event with respect to the Company has occurred and the transfer of the Receivables by the Company to the Trust has not been made in contemplation of the occurrence thereof. Both prior to and after giving effect to the transactions occurring on each Issuance Date, (i) the fair value of the assets of the Company at a fair valuation will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Company; (ii) the present fair salable value of the property of the Company will be greater than the amount that will be required to pay the probable liability of the Company on its debts and other liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; (iii) the Company will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Company will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted. For all purposes of clauses (i) through (iv) above, the amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. The Company does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it and the timing of and amounts of cash to be payable in respect of its Indebtedness.

        (m) Ownership; Subsidiaries. All of the issued and outstanding capital stock of the Company is owned, legally and beneficially, by Ingram Micro Inc. The Company has no Subsidiaries.

        (n) Names. The legal name of the Company is as set forth in this Agreement. The Company has no trade names, fictitious names, assumed names or "doing business as" names.

        (o) Liabilities. Assuming (x) the execution and delivery of each of the Transaction Documents on or before each Issuance Date and (y) that all liabilities and obligations of the Company in respect of any previous transactions or activities are canceled on or before such Issuance Date, then other than, (i) the liabilities, commitments or obligations (whether absolute, accrued, contingent or otherwise) arising under or in respect of the Transaction Documents and (ii) immaterial amounts due and payable in the ordinary course of business of a special-purpose company, the Company does not have any liabilities, commitments or obligations (whether absolute, accrued, contingent or otherwise), whether due or to become due.

        (p) Collection Procedures. The Company and the Seller have in place procedures pursuant to the Transaction Documents which are either necessary or advisable to ensure the timely collection of Receivables.

        (q) Lockbox Agreements; Lockbox Accounts. Except to the extent otherwise permitted under the terms of this Agreement, (i) each Lockbox Account is the subject of a Lockbox Agreement, (ii) each Lockbox Agreement to which the Company is party is in full force and effect and (ii) each Lockbox Account set forth in
Schedule 3 to the Receivables Sales Agreement is free and clear of any Lien. All Obligors have been instructed to make payments only to Lockbox Accounts and such instructions are in full force and effect.

        (r) Company Material Adverse Effect. Since December 31, 1998, no event has occurred which has had a Company Material Adverse Effect.

The representations and warranties as of the date made set forth in this Section
2.03 shall survive the transfer and assignment of the Trust Assets to the Trust. Upon discovery by a Responsible Officer of the Company, the Master Servicer, any Servicer or by a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties with respect to any Outstanding Series as of the Issuance Date of such Series, the party discovering such breach shall give prompt (and in any event within three

Business Days of such discovery) written notice thereof to the other parties and to each Agent with respect to all Outstanding Series. The Trustee's obligations in respect of any breach are limited as provided in Section 8.02(g).

        SECTION 2.04. Representations and Warranties of the Company Relating to the Receivables. The Company hereby represents and warrants to the Trustee and the Trust, for the benefit of the Holders, with respect to each Receivable transferred to the Trust as of the related Receivables Purchase Date, unless, in either case, otherwise stated in the applicable Supplement or unless such representation or warranty expressly relates only to a prior date, that:

        (a) Receivables Description. As of the Cut-Off Date and thereafter as of each Subsequent Cut-Off Date, the computer tape, disk or data delivered to the Trustee, or the Agent, as the case may be, sets forth a complete listing of all Receivables, aggregated by Obligor, transferred to the Trust as of the Cut-Off Date and thereafter as of each Subsequent Cut-Off Date and the information contained therein specified in clauses (i) and (ii) of Section 2.01(e) with respect to each such Receivable is true and correct (except for any errors or omissions that do not result in material impairment of the interests, rights or remedies of the Trustee or the Investor Certificateholders with respect to any Receivable) as of the Cut-Off Date and thereafter as of each Subsequent Cut-Off Date. As of the Cut-Off Date and thereafter as of each Subsequent Cut-Off Date, the aggregate amount of Receivables owned by the Company is accurately set forth in such tape, disk or data.

        (b) No Liens. Each Receivable existing on the Effective Date or, in the case of Receivables transferred to the Trust after the Effective Date, on the date that each such Receivable shall have been transferred to the Trust, has been conveyed to the Trust free and clear of any Lien, except for Liens created pursuant to any Transaction Document.

        (c) Eligible Receivable. On the Effective Date, each Receivable transferred to the Trust that is included in the calculation of the initial Aggregate Receivables Amount is an Eligible Receivable and, in the case of Receivables transferred to the Trust after the Effective Date, on the date such Receivable shall have been transferred to the Trust, each such Receivable that is included in the calculation of the Aggregate Receivables Amount on such date is an Eligible Receivable.

        (d) Filings. Within ten days of (i) the Effective Date or (ii) in the case of Receivables transferred to the Trust after the Effective Date, the date that each such Receivable shall have been transferred to the Trust, all filings and other acts necessary (including but not limited to all filings and other acts necessary or advisable under the UCC) shall have been made or performed in order to grant the Trust on the Effective Date a first priority perfected ownership or security interest in respect of all Receivables. The representations and warranties as of the date made set forth in this Section
2.04 shall survive the transfer and assignment of the Trust Assets to the Trust. Upon discovery by a Responsible Officer of the Company, the Master Servicer or a Responsible Officer of the Trustee of a breach of any of the representations and warranties (or of any Receivable encompassed by the representation and warranty in Section 2.04(c) not being an Eligible Receivable as of the relevant Receivables Purchase Date) with respect to any Outstanding Series as of the Issuance Date of such Series, the party discovering such breach shall give prompt written notice to the other parties and to each Agent with respect to all Outstanding Series. The Trustee's obligations in respect of any breach are limited as provided in Section 8.02(g).

        SECTION 2.05. Adjustment Payment for Ineligible Receivables.

        (a) Adjustment Payment Obligation. If (i) any representation or warranty under Sections 2.04(a) or (b) is not true and correct as of the date specified therein with respect to any Receivable transferred to the Trust or any Receivable encompassed by the representation and warranty in Section 2.04(c) is determined not to have been an Eligible Receivable as of the relevant Receivables Purchase Date, (ii) there is a breach of any covenant under Section 2.08(b) with respect to any Receivable or (iii) the Trust's interest in any Receivable is not a first priority perfected ownership or security interest at any time as a result of any action taken by, or the failure to take action by, the Company (any Receivable as to which the conditions specified in any of clause (i), (ii) or (iii) of this Section 2.05(a) exists is referred to herein as an "Ineligible Receivable") then, after the earlier, to occur of (x) the discovery by the Company of any such event that continues unremedied or (y) receipt by the Company of written notice given by the Trustee or any Servicer of any such event that continues unremedied (the date on which such earlier event occurs, the "Ineligibility Determination Date"), the Company shall make an adjustment payment with respect to such Ineligible Receivable on the terms and conditions set forth in Section 2.05(b).

        (b) Adjustment Payment Amount. Subject to the last sentence of this
Section 2.05(b), the Company shall make an adjustment payment with respect to each Ineligible Receivable as required pursuant to Section 2.05(a) by depositing in the Collection Account in immediately available funds on the Business Day immediately following the related Ineligibility Determination Date an amount equal to the lesser of (x) the amount by which the Aggregate Target Receivables Amount exceeds the Aggregate Receivables Amount (after giving effect to the reduction thereof by the Principal Amount of all such Ineligible Receivables) and (y) the aggregate outstanding Principal Amount of all such Ineligible Receivables (the "Transfer Deposit Amount").

Except as otherwise specified in any Supplement, the obligation of the Company to pay such Transfer Deposit Amount with respect to any Ineligible Receivables shall constitute the sole remedy respecting the event giving rise to such obligation available to Investor Certificateholders (or the Trustee on behalf of Investor Certificateholders).

        SECTION 2.06. Purchase of Investor Certificateholders' Interest in Trust Portfolio.

        (a) In the event of any breach of any of the representations and warranties set forth in paragraph (a), (b), (c), (d) or (e)(i) of Section 2.03 as of the date made, which breach has a Material Adverse Effect, a Seller Material Adverse Effect, a Company Material Adverse Effect or a Servicer Material Adverse Effect then the Trustee, at the written direction of Holders evidencing more than 50% of the Invested Amount of each affected Outstanding Series, shall notify the Company to purchase such outstanding Series and the Company shall be obligated to make such purchase on the Distribution Date occurring at least 60 days after receipt of such notice by the Company on the terms and conditions set forth below; provided, however, that no such purchase shall be required to be made if, at any time during such period the Master Servicer shall provide the Trustee with an Officer's Certificate to the effect that the representations and warranties contained in paragraph (a), (b), (c), (d) and (e)(i) of Section 2.03 shall then be true and correct in all material respects.

        (b) If required by the provisions of Section 2.06(a), the Company shall deposit into the Collection Account for credit to the applicable subaccount of the Collection Account on the Business Day immediately preceding the Distribution Date referred to in subsection (a) above, an amount equal to the purchase price (as described in the next succeeding sentence) for the Investor Certificateholders' Interest for such Outstanding Series on such day. The purchase price for any such purchase will be equal to the sum of (i) the Adjusted Invested Amount of such Outstanding Series on the date on which the purchase is made plus (ii) an amount equal to all interest accrued but unpaid on such Series up to the Distribution Date on which the distribution of such deposit is scheduled to be made pursuant to Section 9.02 plus (iii) any other amount required to be paid in connection therewith pursuant to any Supplement. Notwithstanding anything to the contrary in this Agreement, the entire amount of the purchase price deposited in the Collection Account shall be distributed to the related Investor Certificateholders on the applicable Distribution Date pursuant to Section 9.02. If the Trustee gives notice directing the Company to purchase the Investor Certificates of an Outstanding Series as provided above, except as otherwise specified in any Supplement, the obligation of the Company to purchase such Investor Certificates pursuant to this Section 2.06 shall constitute the sole remedy respecting an event of the type specified in the first sentence of this Section 2.06 available to the applicable Investor Certificateholders (or the Trustee on behalf of such Investor Certificateholders).

        SECTION 2.07. Affirmative Covenants of the Company. The Company hereby covenants that, until the Trust Termination Date occurs, the Company shall:

        (a) Financial Statements, Reports, etc.

               (i) Furnish to the Trustee, each Agent and the Rating Agencies, within 60 days after the end of each fiscal quarter of the Company and 90 days after the end of each fiscal year of the Company, the balance sheet and related statements of income, stockholders' equity and cash flows showing the financial condition of the Company as of the close of such period and the results of its operations during such period, certified by an accounting officer, the Treasurer or an Assistant Treasurer of the Company to the effect that such financial statements fairly present in all material respects the financial condition and results of operations of the Company in accordance with GAAP consistently applied; and

               (ii) Furnish to the Trustee and each Agent, promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Company, or compliance with the terms of any Transaction Document, in each case as any Agent or the Trustee may reasonably request.

        (b) Annual Opinion. Deliver to the Trustee an Opinion of Counsel substantially in the form of Exhibit B hereto, by May 30th of each fiscal year of the Company commencing with the fiscal year ending December 31, 2000.

        (c) Payment of Obligations; Compliance with Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Company . The Company shall defend the right, title and interest of the Holders in, to and under the Receivables and the other Trust Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under the Company, the Seller, the Master Servicer or the Servicers. The Company will duly fulfill all material obligations on its part to be fulfilled under or in connection with each Receivable and will do nothing to impair the rights of the Holders in such Receivable.

        (d) Inspection of Property; Books and Records; Discussions. Keep proper books of records and account in which entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of the Trustee upon reasonable advance notice to visit and inspect, examine and make copies and abstracts from any of its books and records during normal business hours on any Business Day and as often as may reasonably be requested, subject to the Company's security and confidentiality requirements, and to discuss the business, operations and financial condition of the Company with officers and employees of the Company. Except as otherwise provided in Section 8.05(b) hereof, any such examination or visit shall be at the cost and expense of the party or parties making such examination or visit.

        (e) Compliance with Law and Policies. Comply with all Requirements of Law, the provisions of the Transaction Documents and all other material Contractual Obligations and Policies applicable to the Company except where the failure to so comply would not reasonably be expected to have a Company Material Adverse Effect.

        (f) Purchase of Receivables. Purchase Receivables solely in accordance with the Receivables Sale Agreement or this Agreement.

        (g) Delivery of Collections. In the event that the Company receives Collections directly from Obligors, deliver (which may be by regular mail) or deposit such Collections into a Lockbox, a Lockbox Account or the Collection Account within two Business Days after its receipt thereof.

        (h) Notices. Promptly (and, in any event, within five Business Days after a Responsible Officer of the Company becomes aware of such event) give written notice to the Trustee, each Rating Agency and each Agent for any Outstanding Series of:

               (i) the occurrence of any Early Amortization Event or Potential Early Amortization Event, the statement of a Responsible Officer of the Company setting forth the details of such Early Amortization Event or Potential Early Amortization Event and the action taken, or which the Company proposes to take, with respect thereto ; and

               (ii) any Lien not permitted by Section 2.04(b) on Receivables accounting for 10% or more of the aggregate Principal Amount of all Eligible Receivables in the Trust.

        (i) Lockboxes. (i) Maintain, and keep in full force and effect, a Lockbox Agreement with respect to each Lockbox Account to which the Company is a party, except to the extent otherwise permitted under the terms of this Agreement and the other Transaction Documents and (ii) take all reasonable actions necessary to ensure that each related Lockbox Account shall be free and clear of, and defend each such Lockbox Account against, any writ, order, stay, judgment, warrant of attachment or execution or similar process; provided, that the Company may amend a Lockbox Agreement to add or delete a Servicer in accordance with the Transaction Documents; provided, further, that upon satisfaction of the Rating Agency Condition and the consent thereto by the Agent of any Series of Variable Funding Certificates (which consent shall not be unreasonably withheld), the Company may enter into any amendments or modifications of a Lockbox Agreement that the Company reasonably deems necessary to conform such Lockbox Agreement to the cash management system of the Company, the Master Servicer or the applicable Servicer.

        (j) Separate Corporate Existence.

               (i) to the extent the Company's office is located in the offices of an Affiliate of the Company, maintain separate office space and pay fair market rent for such office space;

               (ii) maintain the Company's books, financial statements and records separate from those of any Affiliate or other Person;

               (iii) maintain its own deposit accounts, separate from those of any Affiliate or other Person, and not commingle the Company's assets with those of any Affiliate or other Person;

               (iv) act solely in its corporate name and through its own authorized officers and agents; make investments directly or by brokers engaged and paid by the Company or its agents (provided that if any such agent is an Affiliate of the Company, it shall be compensated at a fair market rate for its services);

               (v) separately manage the Company's liabilities from those of any Affiliate and pay its own liabilities, including all administrative expenses, from its own separate assets, except that the Seller may pay the organizational expenses of the Company;

               (vi) to the extent that it shares the officers or other employees of any Affiliate or other Person, bear its share of the salaries of, and the expenses related to providing benefits to, such officers and other employees;

               (vii) to the extent that it contracts with any Affiliate or other Person to conduct business with vendors or to share overhead, bear its fair share of such costs and conduct all transactions between the Company and any Affiliates on an arms-length basis; and

               (viii) pay from the Company's assets all obligations and indebtedness of any kind incurred by the Company.

The Company shall abide by all corporate formalities, including the maintenance of current minute books, and cause its financial statements to be prepared not less frequently than quarterly and in accordance with GAAP in a manner that indicates the separate existence of the Company and its assets and liabilities. The Company shall pay all its liabilities, not assume the liabilities of any Affiliate and not guarantee the liabilities of any Affiliate. The officers and directors of the Company (as appropriate) shall make decisions with respect to the business of the Company independent of, and not dictated by, any controlling entity. The Company shall take or refrain from taking actions necessary in order to ensure that the assumptions set forth in the Specified Bankruptcy Opinion Provisions remain correct and shall comply with the procedures described therein.

        (k) Preservation of Corporate Existence. (i) Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation and (ii) qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where such qualification is required other than any jurisdiction where the failure so to qualify would not have a Company Material Adverse Effect.

        (l) Assessments. Promptly pay and discharge all taxes, assessments, levies and other governmental charges imposed on it except such taxes, assessments, levies and other governmental charges that are being contested in good faith by appropriate proceedings and for which the Company shall have set aside on its books adequate reserves in conformity with GAAP.

        (m) Net Worth. On the Effective Date have a consolidated common stockholders' equity, and thereafter maintain at all times a net worth, of at least $126,205,130.00.

        SECTION 2.08. Negative Covenants of the Company. The Company hereby covenants that after the Effective Date and until the Trust Termination Date occurs, it shall not directly or indirectly:

        (a) Limitation on Liabilities. Except as required by applicable law or as a result of operation of law, create, incur, assume or suffer to exist any Indebtedness, except Indebtedness evidenced by the Seller Note and guarantee obligations (if any) under or in connection with any Pooling and Servicing Agreements; or incur any liability or obligation other than (i) liabilities or obligations representing fees, expenses and indemnities payable pursuant to and in accordance with the Transaction Documents and (ii) liabilities or obligations for services supplied or furnished to the Company in an amount not to exceed $100,000 at any time outstanding.

        (b) Limitation on Transfers of Receivables, etc. At any time sell, transfer or otherwise dispose of any of the Receivables, Related Property or the proceeds thereof except as contemplated in the Pooling and Servicing Agreements.

        (c) Limitation on Guarantee Obligations. Except as required by applicable law or as a result of operation of law, become or remain liable, directly or contingently, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise other than under or in connection with any Pooling and Servicing Agreements.

        (d) Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or make any material change in its present method of conducting business, or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets other than the assignments and transfers contemplated hereby.

        (e) Business of the Company. Engage at any time in any business or business activity other than the acquisition of Receivables pursuant to the Receivables Sale Agreement, the assignments and transfers hereunder, the other transactions contemplated by the Transaction Documents or the Pooling and Servicing Agreements and any activity incidental to the foregoing and necessary or convenient to accomplish the foregoing, or enter into or be a party to any agreement or instrument other than in connection with the foregoing.

        (f) Agreements. (i) Become a party to any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, except the Transaction Documents, leases of office space, equipment or other facilities for use by the Company in its ordinary course of business, employment agreements, service agreements, agreements relating to shared employees and the other Transaction Documents or the Pooling and Servicing Agreements and agreements necessary to perform its obligations under the Transaction Documents or the Pooling and Servicing Agreements, (ii) issue any power of attorney (except to the Trustee or the Master Servicer or the Servicer or except for the purpose of permitting any such Person to perform any ministerial functions on behalf of the Company that are not prohibited by or inconsistent with the terms of the Transaction Documents or any Pooling and Servicing Agreements), or (iii) amend, supplement, modify or waive any of the provisions of the Receivables Sale Agreement or any Lockbox Agreement or request, consent or agree to or suffer to exist or permit any such amendment, supplement, modification or waiver or exercise any consent rights granted to it thereunder (except to add or delete a Servicer in accordance with the Transaction Documents) unless such amendment, supplement, modification or waiver or such exercise of consent rights would not have an adverse effect on the interests, rights or remedies of the Trustee or the Investor Certificateholders of any Outstanding Series under or with respect to the Transaction Documents and the Rating Agency Condition and any other requirements therefor set forth in the Transaction Documents shall have been satisfied with respect to any such amendments, supplements, modifications or waivers.

        (g) Policies. Make any change or modification (or permit any change or modification to be made) in any material respect to the Policies, except (i) if such changes or modifications are necessary under any Requirement of Law (not including for these purposes the certificate of incorporation and by-laws or other organizational or governing documents) or (ii) if the Rating Agency Condition is satisfied with respect thereto and the Agent for each Series of Variable Funding Certificates has consented thereto; provided, however, that if any change or modification, other than a change or modification permitted pursuant to clause (i) above, would be reasonably likely to have a Material Adverse Effect, a Seller Material Adverse Effect, a Servicer Material Adverse Effect or a Company Material Adverse Effect with respect to a Series (other than a Variable Funding Series) which is not rated by a Rating Agency, the consent of the holders of at least 50% of the outstanding Adjusted Invested Amount of such Series (or as otherwise specified in the related Supplement) shall be required to effect such change or modification.

        (h) Receivables Not To Be Evidenced by Promissory Notes. Subject to the delivery requirement set forth in Section 2.01(b), take any action to cause any Receivable not evidenced by an "instrument" (as defined in the UCC as in effect in any state in which the Company's, or the applicable Seller's chief executive offices or books and records relating to such Receivable are located) upon origination to become evidenced by an instrument, except in connection with its enforcement or collection of a Defaulted Receivable.

        (i) Offices. Move the location of its chief executive office or of any of the offices where it keeps its records with respect to the Receivables, or its legal head office to a new location within or outside the state where such office is now located, without (i) 30 days' prior written notice to the Trustee, each Rating Agency and each Agent and (ii) taking all actions reasonably requested by the Trustee (including but not limited to all filings and other acts necessary or advisable under the UCC or similar statute of each relevant jurisdiction) in order to continue the Trust's first priority perfected ownership or security interest in all Receivables now owned or hereafter created; provided, however, that the Company shall not change the location of its chief executive office to a state which is within the Tenth Circuit unless it delivers an opinion of counsel reasonably acceptable to the Rating Agencies to the effect that Octagon Gas Systems, Inc. v. Rimmer, 995 F.2d 948 (10th Cir. 1993) is no longer controlling precedent in the Tenth Circuit.

        (j) Change in Name. Change its name, identity or corporate structure in any manner that would or is likely (i) to make any financing statement or continuation statement (or other similar instrument) relating to this Agreement seriously misleading within the meaning of Section 9-402(7) of the UCC, or (ii) to impair the perfection of the Trust's interest in any Receivable under any other similar law, without 30 days' prior written notice to the Trustee and each Rating Agency and each Agent.

        (k) Charter. Amend or make any change or modification to Articles III, V, IX, XI, XII or XIII of its certificate of incorporation without first satisfying the Rating Agency Condition and obtaining the consent of each Agent (which consent shall not be unreasonably withheld) (provided that, notwithstanding anything to the contrary in this Section 2.08, the Company may make amendments, changes or modifications pursuant to changes in law of the state of its incorporation or amendments to change the Company's name (subject to compliance with subsection (j) above), registered agent or address of registered office).

        (l) Addition of Sellers. Agree to the addition of any additional Seller pursuant to Section 9.12 of the Receivables Sale Agreement unless such additional Seller shall have satisfied all conditions of the Receivables Sale Agreement to become an additional Seller.

        (m) Optional Termination of Seller. Designate any Seller as a Seller to be terminated as a Seller pursuant to Section 9.13(b) of the Receivables Sale Agreement unless, if such Seller is a Servicer, such Seller shall have been terminated as a Servicer pursuant to Section 7.04 of the Servicing Agreement.

        (n) Limitation on Restricted Payments and Payments on Seller Note. Declare or pay any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of capital stock of the Company, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company (such declarations, payments, setting apart, purchases, redemptions, defeasance, retirements, acquisitions and distributions being herein called "Restricted Payments"), or make, directly or indirectly, payments in any form in respect of the Seller Note except, in either case, in accordance with the terms of the Pooling and Servicing Agreements, and provided that, on the date a Restricted Payment is made, the Company is in compliance with its payment obligations under Section 2.05 hereof.

                                   ARTICLE III
         RIGHTS OF HOLDERS AND ALLOCATION AND APPLICATION OF COLLECTIONS

                    THE FOLLOWING PORTION OF THIS ARTICLE III

                          IS APPLICABLE TO ALL SERIES.

        SECTION 3.01. Establishment of Collection Account; Certain Allocations.

        (a) The Trustee, for the benefit of the Holders, as their interests appear in this Agreement, shall cause to be established and maintained in the name of the Trust with an Eligible Institution or with the corporate trust department of the Trustee or an Eligible Institution or with an Affiliate of the Trustee or an Eligible Institution, a segregated trust account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Holders. Schedule 2, which is hereby incorporated into and made a part of this Agreement, identifies the Collection Account by setting forth the account number of such account, the account designation of such account and the name of the institution with which such account has been established. The Collection Account shall be divided into individual subaccounts for each Outstanding Series (each, respectively, a "Series Collection Subaccount" and, collectively, the "Series Collection Subaccounts") and for the Company (the "Company Collection Subaccount"). For administrative purposes only, the Trustee shall establish or cause to be established for each Series, so long as such Series is an Outstanding Series, sub-subaccounts of the Series Collection Subaccounts with respect to such Series (such accounts, the "Series Principal Collection Sub-subaccount" and "Series Non-Principal Collection Sub-subaccount" and, collectively, the "Series Collection Sub-subaccounts").

        (b) Authority of the Trustee in Respect of the Collection Account.

               (i) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and in all proceeds thereof. The Collection Account shall be under the sole dominion and control of the Trustee for the benefit of the Holders. If, at any time, the Servicer has actual notice or knowledge that any institution holding the Collection Account, has ceased to be an Eligible Institution, the Servicer shall notify the Master Servicer and the Master Servicer shall direct the Trustee to establish within 30 days a substitute account therefor with an Eligible Institution, transfer any cash and/or any Eligible Investments to such new account and from the date any such substitute accounts are established, such account shall be the Collection Account. Neither the Company, the Servicer nor any person or entity claiming by, through or under the Company or the Servicer, shall have any right, title or interest in, except to the extent expressly provided under the Transaction Documents, or any right to withdraw any amount from, the Collection Account. Pursuant to the authority granted to the Servicers in Section 2.02(b) of the Servicing Agreement, each Servicer shall have the power to instruct the Trustee in writing to make withdrawals from and payments to the Collection Account, for the purposes of carrying out the Master Servicer's, the Servicer's or Trustee's duties hereunder.

               (ii) The Master Servicer agrees to give written direction (which may be included within any Daily Report) in a timely manner to the Trustee to apply all Collections with respect to the Receivables and to make all other applications, allocations and distributions described in Article III hereof and in the Supplement with respect to each Outstanding Series.

               (iii) Each Series of Investor Certificates shall represent a fractional undivided interest in the Trust Assets as indicated in the Supplement relating to such Series and the right to receive Collections and other amounts at the times and in the amounts specified in this Article III (as supplemented by the Supplement related to such Series) to be deposited in the Collection Account and any other accounts maintained for the benefit of the Investor Certificateholders or paid to the Investor Certificateholders (with respect to each outstanding Series, the "Investor Certificateholders' Interest"). The Exchangeable Company Interest shall represent the interest in the Trust not represented by any Series of Investor Certificates or Subordinated Company Interest then outstanding, including the right to receive Collections and other amounts at the times and in the amounts specified in this Article III to be paid to the Company (the "Exchangeable Company Interest"), and each Subordinated Company Interest, if any, shall represent the interests granted to such Subordinated Company Interest pursuant to the related Supplement; provided, however, that no such Subordinated Company Interest shall represent any interest in any Trust Account and any other accounts maintained for the benefit of the Investor Certificateholders, except as specifically provided in this Article III.

        (c) Administration of the Collection Account. At the written direction of the Company, funds on deposit in the Collection Account available for investment, shall be invested by the Trustee in Eligible Investments selected by the Company. All such Eligible Investments shall be held by the Trustee for the benefit of the Investor Certificateholders. Amounts on deposit in each Series Non-Principal Collection Sub-subaccount shall, if applicable, be invested in Eligible Investments that will mature, or that are payable or redeemable upon demand of the holder thereof so that such funds will be available on or before the Business Day immediately preceding the next Distribution Date. All interest and investment earnings (net of losses and investment expenses) on funds deposited in a Series Non-Principal Collection Sub-subaccount shall be deposited in such sub-subaccount. Amounts on deposit in the Series Principal Collection Sub-subaccount and any other sub-subaccounts as specified in the related Supplement shall be invested in Eligible Investments that mature, or that are payable or redeemable upon demand of the holder thereof, so that such funds will be available not later than the date which is specified in any Supplement. The Trustee, or its nominee or custodian, shall maintain possession of the negotiable instruments or securities, if any, evidencing any Eligible Investments from the time of purchase thereof until the time of sale or maturity. Any earnings (net of losses and investment expenses) (the "Investment Earnings") on such invested funds in a Series Principal Collection Sub-subaccount and any other sub-subaccounts as specified in the related Supplement will be deposited by the Trustee in the related Series Non-Principal Collection Sub-subaccount.

        (d) Daily Collections.

               (i) Promptly following its receipt of Collections in the form of available funds in a Lockbox Account, but in no event later than 10:00 a.m., New York City time, on the Business Day following the Business Day Received, the Master Servicer shall transfer, or cause to be transferred, all Collections on deposit (less the aggregate amount of set-offs permitted to be retained pursuant to any applicable Lockbox Agreement) in the form of available funds in the Lockbox Accounts directly to the Collection Account.

               (ii) If the Aggregate Daily Collections are deposited into the Collection Account pursuant to the preceding Section 3.01(d)(i) at or before 10:00 a.m., New York City time, on the Business Day specified in Section 3.01(d)(i), and the Daily Report specified in Section 3.01(b)(ii) is received by the Trustee at or before 3:30 p.m. New York City time, on such Business Day the Trustee shall transfer on such Business Day, from such Aggregate Daily Collections, to the respective Series Collection Subaccount, an amount equal to the product of (x) the applicable Invested Percentage for such Outstanding Series and (y) such Aggregate Daily Collections in accordance with the Daily Report.

               (iii) If the Aggregate Daily Collections are deposited into the Collection Account at or before 10:00 a.m., New York City time, on the Business Day specified in Section 3.01(d)(i), and the Daily Report is received by the Trustee at or before 1:30 p.m., New York City time, on such Business Day, as set forth in the preceding Section 3.01(d)(ii), the Trustee shall allocate on such Business Day, funds transferred to the Series Collection Subaccount for each Outstanding Series pursuant to the preceding Section 3.01(d)(ii) to the Series Non-Principal Collection Sub-subaccount and the Series Principal Collection Sub-subaccount of each such Series in accordance with the Daily Report and the related Supplement for such Series.

               (iv) Except as otherwise provided in a Supplement, if the Aggregate Daily Collections are deposited into the Collection Account at or before 10:00 a.m., New York City time, on the Business Day specified in Section 3.01(d)(i), and the Daily Report is received by the Trustee at or before 1:30 p.m., New York City time, on such Business Day, as set forth in Section 3.01(d)(ii), the Trustee shall, in accordance with the Daily Report, transfer on such Business Day, to the Company Collection Subaccount the remaining funds, if any, on deposit in the Collection Account on such day after giving effect to transfers to be made pursuant to Section 3.01(d)(ii).

        (e) Certain Allocations Following an Amortization Period.

        (i) If, on any Settlement Report Date, an Amortization Period has occurred and is continuing with respect to any Outstanding Series and at such Settlement

Report Date, a Revolving Period is still in effect with respect to any other Outstanding Series (a "Special Allocation Settlement Report Date"), then the Master Servicer shall make the following calculations:

               (A) the amount (the "Allocable Charged-Off Amount") equal to the excess, if any, of (I) the aggregate Principal Amount of Charged-Off Receivables for the related Settlement Period over (II) the aggregate Principal Amount of Recoveries received during the related Settlement Period; and

               (B) the amount (the "Allocable Recoveries Amount") equal to the excess, if any, of (I) the aggregate Principal Amount of Recoveries received during the related Settlement Period over (II) the aggregate Principal Amount of Charged-Off Receivables for the related Settlement Period.

               (ii) If, on any Special Allocation Settlement Report Date, either of the Allocable Charged-off Amount or the Allocable Recoveries Amount is greater than zero for the related Settlement Period, the Trustee shall (in accordance with written directions received pursuant to Section (b)(ii) above) make (A) a pro rata allocation to each Outstanding Series (based on the Invested Percentage for such Series) of a portion (as determined in clause (iii) below) of each such positive amount and (B) an allocation to the Exchangeable Company Interest of the remaining portion of each such positive amount.

               (iii) With respect to each portion of the Allocable Charged-off Amount and the Allocable Recoveries Amount which is allocated to an Outstanding Series pursuant to Section 3.01(e)(ii), the Trustee shall (in accordance with the written direction of the Master Servicer) apply each such amount to such Series in accordance with the related Supplement for such Series.

        (f) Allocations for the Exchangeable Company Interest. Until the occurrence and continuation of an Early Amortization Period, on each Business Day and, after the occurrence and continuation of an Early Amortization Period and until the Trust Termination Date, on each Distribution Date, after making all allocations required pursuant to Section 3.01(d), the Trustee shall (in accordance with the written direction of the Master Servicer) transfer, using commercially reasonable efforts to transfer no later than 3:00 p.m., New York City time, on such Business Day, the amounts on deposit in the Company Collection Subaccount to the holder of the Exchangeable Company Interest or to such accounts or such Persons as the holder of the Exchangeable Company Interest may direct in writing (which direction may consist of standing instructions provided by the holder of the Exchangeable Company Interest that shall remain in effect until changed by the holder of the Exchangeable Company Interest in writing); provided, however, that the Trustee shall remit any such amounts net of the amount of the Servicing Fee which has not been allocated to an Outstanding Series pursuant to Section 2.05 of the Servicing Agreement (and the Trustee shall remit any such portion of the Servicing Fee directly to the Master Servicer (less any amount payable out of such Servicing Fee to the Trustee pursuant to Section 8.05 which shall be paid to the Trustee)) and a transfer for purposes of this Section 3.01(f) shall be deemed to have occurred at such time as the Trustee instructs the Federal Reserve Bank of New York of the outgoing amount; provided, further, that a failure of the Trustee to transfer funds by 3:00 p.m., New York City time, shall not be a breach of this
Section 3.01(f) if (i) the same bank wire transfer program is not used by both the Company and the Trustee to make such transfers or (ii) a Trustee Force Majeure Delay occurs, and in either such event the Trustee shall use commercially reasonable efforts to transfer funds within a reasonable time.

        (g) Setoff. In addition to the provisions of Section 8.05 hereof, (i) if the Company shall fail to make a payment as provided in this Agreement or any Supplement, the Master Servicer or the Trustee may set off and apply any amounts otherwise payable to the Company under any Pooling and Servicing Agreements. The Company hereby waives demand, notice or declaration of such setoff and application; provided that notice will promptly be given to the Company of such setoff and application; provided, further, that failure to give such notice shall not affect the validity of such setoff; and (ii) in the event the Servicer shall fail to make a payment as provided in any Pooling and Servicing Agreements, the Trustee may set off and apply any amounts otherwise payable to the Servicer in its capacity as Servicer under the Transaction Documents on account of such obligation. The Servicer hereby waives demand, notice or declaration of such setoff and application; provided that notice will promptly be given to the Servicer of such setoff; provided, further, that failure to give such notice shall not affect the validity of such setoff.

        (h) Allocation and Application of Funds. The Master Servicer shall direct the Trustee in writing (which may be given in the form of the Daily Reports and the Monthly Settlement Statements) to apply all Collections with respect to the Receivables as described in this Article III and in the Supplement with respect to each Outstanding Series. The Master Servicer shall direct the Trustee in writing to pay Collections to the holder of the Exchangeable Company Interest to the extent such Collections are allocated to the Exchangeable Company Interest under Section 3.01(f) and as otherwise provided in Article III. Unless otherwise provided in one or more Supplements, if the Trustee receives any Daily Report at or before 1:30 p.m., New York City time, on any Business Day, the Trustee shall make any applications of funds required thereby on the same Business Day and otherwise on the next succeeding Business Day.

                 THE REMAINDER OF ARTICLE III SHALL BE SPECIFIED

                 IN THE SUPPLEMENT WITH RESPECT TO EACH SERIES.

                 SUCH REMAINDER SHALL BE APPLICABLE ONLY TO THE

                   SERIES RELATING TO THE SUPPLEMENT IN WHICH

                             SUCH REMAINDER APPEARS.

                                   ARTICLE IV
          ARTICLE IV IS RESERVED AND MAY BE SPECIFIED IN ANY SUPPLEMENT
                  WITH RESPECT TO THE SERIES RELATING THERETO.

                                    ARTICLE V
           THE INVESTOR CERTIFICATES AND EXCHANGEABLE COMPANY INTEREST

        SECTION 5.01. The Investor Certificates. The Investor Certificates of each Series and any Class thereof shall be in fully registered form and shall be substantially in the form of the exhibits with respect thereto attached to the applicable Supplement. The Investor Certificates shall, upon issue, be executed and delivered by the Company to the Trustee for authentication and redelivery as provided in Section 5.02 hereof. Except as otherwise set forth as to any Series or Class in the related Supplement, the Investor Certificates shall be issued in minimum denominations of $2,000,000 and in integral multiples of $100,000 in excess thereof. Unless otherwise specified in any Supplement for any Series, the Investor Certificates shall be issued upon initial issuance as a single global certificate in an original principal amount equal to the Initial Invested Amount with respect to such Series. The Company is hereby authorized to execute and deliver each Investor Certificate and any documents related thereto on behalf of the Trust. Each Investor Certificate shall be executed by manual or facsimile signature on behalf of the Company by a Responsible Officer or his designee by power of attorney or otherwise. Investor Certificates bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Company or the Trustee shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to or on the date of the authentication and delivery of such Investor Certificates or does not hold such office at the date of such Investor Certificates. No Investor Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Investor Certificate a certificate of authentication substantially in the form provided for in Section 5.08(f) executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, and such certificate of authentication upon any Investor Certificate shall be conclusive evidence, and the only evidence, that such Investor Certificate has been duly authenticated and delivered hereunder. All Investor Certificates shall be dated the date of their authentication but failure to do so shall not render them invalid.

        SECTION 5.02. Authentication of Certificates.

        (a) Investor Certificates. The Trustee shall authenticate and deliver the initial Series of Investor Certificates that is issued upon the written order of the Company in a form reasonably satisfactory to the Trustee, to the holders of the initial Series of Investor Certificates, against payment to the Company of the Initial Invested Amount. The Investor Certificates shall be duly authenticated by or on behalf of the Trustee in authorized denominations equal to (in the aggregate) the Initial Invested Amount. Upon a Company Exchange as provided in Section 5.10 hereof and the satisfaction of certain other conditions specified therein, the Trustee shall authenticate and deliver the Investor

Certificates of additional Series (with the designation provided in the applicable Supplement) (or, if provided in any Supplement, the additional Investor Certificates of an existing Series), upon the written order of the Company, to the Persons designated in such Supplement. Upon the written order of the Company, the Investor Certificates of any Series shall be duly authenticated by or on behalf of the Trustee, in authorized denominations equal to (in the aggregate) the Initial Invested Amount of such Series of Investor Certificates or, in the case of Series of Variable Funding Certificates, the maximum Invested Amount specified in the Supplement for such Series.

        (b) Company Certificates. Upon written request of the Company, the Trustee shall authenticate and deliver to the Company one or more certificates representing the Exchangeable Company Interest and/or Subordinated Company Interests in a form reasonably satisfactory to the Trustee. Such certificates shall be duly authenticated by or on behalf of the Trustee in denominations as requested by the Company. The Company shall pay all costs associated with such issuance of certificates and such payment obligation shall be a Company Subordinated Obligation.

        SECTION 5.03. Registration of Transfer and Exchange of Investor Certificates.

        (a) The Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (which may be the Trustee) (the "Transfer Agent and Registrar") in accordance with the provisions of Section
8.16 hereof a register (the "Certificate Register") in which, subject to such reasonable regulations as the Trustee may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Investor Certificates and of transfers and exchanges of the Investor Certificates as herein provided. The Company hereby appoints the Trustee as Transfer Agent and Registrar for the purpose of registering the Investor Certificates and transfers and exchanges of the Investor Certificates as herein provided. The Trustee shall be permitted to resign as Transfer Agent and Registrar upon 30 days' prior written notice to the Company, the Trustee and the Master Servicer; provided, however, that such resignation shall not be effective and the Trustee shall continue to perform its duties as Transfer Agent and Registrar until the Trustee has appointed a successor Transfer Agent and Registrar reasonably acceptable to the Company and such successor Transfer Agent and Registrar has accepted such appointment. The provisions of Sections 8.01, 8.02, 8.03, 8.05 and 10.19 shall apply to any Person (or the Trustee to the extent it is so acting) in its role as Transfer Agent or Registrar, as the case may be, for so long as such Person (or the Trustee to the extent it is so acting) shall act as Transfer Agent or Registrar, as the case may be.

        The Company hereby agrees to provide the Trustee from time to time sufficient funds, on a timely basis and in accordance with and subject to
Section 8.05 hereof, for the payment of any reasonable compensation payable to the Transfer Agent and Registrar for its services under this Section 5.03 and under Section 5.10. The Trustee hereby agrees that, upon the receipt of such funds from the Company, it shall pay the Transfer Agent and Registrar such amounts.

        Upon surrender for registration of transfer of any Investor Certificate at any office or agency of the Transfer Agent and Registrar maintained for such purpose, the Company shall execute, and the Trustee shall, upon the written order of the Company, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Investor Certificates in authorized denominations of the same Series representing like aggregate Investor Certificateholders' Interests and which bear numbers that are not contemporaneously outstanding.

        At the option of an Investor Certificateholder, Investor Certificates may be exchanged for other Investor Certificates of the same Series in authorized denominations of like aggregate Investor Certificateholders' Interests, bearing numbers that are not contemporaneously outstanding, upon surrender of the Investor Certificates to be exchanged at any such office or agency of the Transfer Agent and Registrar maintained for such purpose.

        Whenever any Investor Certificates of any Series are so surrendered for exchange, the Company shall execute, and the Trustee shall, upon the written order of the Company, authenticate and (unless the Transfer Agent and Registrar is different from the Trustee, in which case the Transfer Agent and Registrar shall) deliver, the Investor Certificates of such Series which the Investor Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer, with sufficient instructions, duly executed by the Investor Certificateholder thereof or his attorney-in-fact duly authorized in writing delivered to the Trustee (unless the Transfer Agent and Registrar is different from the Trustee, in which case to the Transfer Agent and Registrar) and complying with any requirements set forth in the applicable Supplement.

        No service charge shall be made for any registration of transfer or exchange of Investor Certificates, but the Transfer Agent and Registrar may require any Investor Certificateholder that is transferring or exchanging one or more Investor Certificates to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Investor Certificates.

        All Investor Certificates surrendered for registration of transfer and exchange shall be canceled and disposed of in a customary manner satisfactory to the Trustee.

        The Company shall execute and deliver Investor Certificates to the Trustee or the Transfer Agent and Registrar in such amounts and at such times as are necessary to enable the Trustee and the Transfer Agent and Registrar to fulfill their respective responsibilities under this Agreement and the Investor Certificates.

        (b) The Transfer Agent and Registrar will maintain at its expense in the city of New York and, subject to Section 5.03(a), if specified in the related Supplement for any Series, any other city designated in such Supplement, an office or offices or agency or agencies where Investor Certificates may be surrendered for registration or transfer or exchange.

        (c) Unless otherwise stated in any related Supplement, registration of transfer of Investor Certificates containing a legend relating to restrictions on transfer of such Investor Certificates (which legend shall be set forth in the Supplement relating to such Investor Certificates) shall be effected only if the conditions set forth in the related Supplement are complied with.

        Investor Certificates issued upon registration or transfer of, or in exchange for, Investor Certificates bearing the legend referred to above shall also bear such legend unless the Company, the Master Servicer, the Trustee and the Transfer Agent and Registrar receive an Opinion of Counsel satisfactory to each of them, to the effect that such legend may be removed.

        SECTION 5.04. Mutilated, Destroyed, Lost or Stolen Investor Certificates. If (i) any mutilated Investor Certificate is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Investor Certificate and (ii) there is delivered to the Transfer Agent and Registrar and the Trustee such security or indemnity as may be required by them to save the Trust, each of them and the Company harmless, then, in the absence of actual notice to the Trustee or Transfer Agent and Registrar that such Investor Certificate has been acquired by a bona fide purchaser, the Company shall execute and, upon the written request of the Company, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Investor Certificate, a new Investor Certificate of like tenor and aggregate Investor Certificateholders' Interest and bearing a number that is not contemporaneously outstanding. In connection with the issuance of any new Investor Certificate under this Section 5.04, the Trustee or the Transfer Agent and Registrar may require the payment by the Investor Certificateholder of a sum sufficient to cover any tax or other governmental expenses (including the fees and expenses of the Trustee and Transfer Agent and Registrar) related thereto. Any duplicate Investor Certificate issued pursuant to this Section 5.04 shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Investor Certificate shall be found at any time.

        SECTION 5.05. Persons Deemed Owners. At all times prior to due presentation of an Investor Certificate for registration of transfer, the Company, the Trustee, the Paying Agent, the Transfer Agent and Registrar, any Agent and any agent of any of them may treat the Person in whose name any Investor Certificate is registered as the owner of such Investor Certificate for the purpose of receiving distributions pursuant to Article IV of the related Supplement and for all other purposes whatsoever, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary. Notwithstanding the foregoing provisions of this Section 5.05, in determining whether the Investor Certificateholders of the requisite Investor Certificateholders' Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Investor Certificates owned by the Company, the Master Servicer or the Servicer, or any Affiliate thereof, shall be disregarded and deemed not to be outstanding, except that, in determining whether the

Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Investor Certificates which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Investor Certificates so owned by the Company, the Master Servicer or any Servicer, or any Affiliate thereof which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee provides a certificate to the Trustee certifying as to the pledgee's right so to act with respect to such Investor Certificates and that the pledgee is not the Company, the Master Servicer or any Servicer, or any Affiliate thereof.

        SECTION 5.06. Appointment of Paying Agent. The Paying Agent shall make distributions to Investor Certificateholders from the Collection Account (and/or any other account or accounts maintained for the benefit of Investor Certificateholders as specified in the related Supplement for any Series) pursuant to Articles III and IV of the related Supplement. The Trustee may revoke such power and remove the Paying Agent if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. Unless otherwise specified in the related Supplement for any Series and with respect to such Series, the Paying Agent shall initially be the Trustee and any co-paying agent chosen by the Trustee. Each Paying Agent shall have a combined capital and surplus of at least $50,000,000. The Paying Agent shall be permitted to resign upon 30 days' prior written notice to the Company. In the event that the Paying Agent shall so resign, the Company shall appoint a successor to act as Paying Agent (which shall be a depositary institution or trust company) which appointment shall be effective on the date on which the Person so appointed gives the Trustee written notice that it accepts the appointment. Any resignation or removal of the Paying Agent and appointment of successor Paying Agent pursuant to this Section 5.06 shall not become effective until acceptance of appointment by the successor Paying Agent, as provided in this Section 5.06(a). The Company shall cause such successor Paying Agent or any additional Paying Agent appointed by the Company to execute and deliver to the Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Investor Certificateholders in trust for the benefit of the Investor Certificateholders entitled thereto until such sums shall be paid to such Investor Certificateholders. The Paying Agent shall return all unclaimed funds to the Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Trustee. The provisions of Sections 8.01, 8.02, 8.03, 8.05 and 10.19 shall apply to any Person (or the Trustee to the extent it is so acting) in its role as Paying Agent, for so long as such Person (or the Trustee to the extent it is so acting) shall act as Paying Agent. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

        The Company hereby agrees to pay each Paying Agent for its services under Section 5.06(a); provided, however, that any payments to be made by the Company pursuant to this Section 5.06(b) shall (i) be Company Subordinated Obligations, (ii) be made solely from funds available to the Company that are not required to be applied to Company Unsubordinated Obligations then due and
(iii) not constitute a general recourse
claim against the Company after satisfying all Company Unsubordinated Obligations then due.

        SECTION 5.07. Access to List of Investor Certificateholders' Names and Addresses. The Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to the Company, the Master Servicer or the Paying Agent, within 10 Business Days after receipt by the Trustee of a request therefor from the Company, the Master Servicer or the Paying Agent, respectively, in writing, a list of the names and addresses of the Investor Certificateholders as then recorded by or on behalf of the Trustee. The costs and expenses incurred in connection with the provision of such list shall constitute Program Costs under the Supplement for the applicable Series. Except as otherwise provided in any Supplement, if three or more Investor Certificateholders of record or any Investor Certificateholder of any Series or a group of Investor Certificateholders of record representing Investor Certificateholders' Interests aggregating not less than 10% of the Invested Amount of the related Outstanding Series (the "Applicants") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Investor Certificateholders of any Series with respect to their rights under this Agreement or under the Investor Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall transmit or shall cause the Transfer Agent and Registrar to transmit, such communication to the Investor Certificateholders reasonably promptly after the receipt of such application.

        Every Investor Certificateholder, by receiving and holding an Investor Certificate, agrees with the Trustee that neither the Trustee, the Transfer Agent and Registrar, nor any of their respective agents, officers, directors or employees shall be held accountable by reason of the disclosure or mailing of any such information as to the names and addresses of the Investor Certificateholders hereunder, regardless of the sources from which such information was derived.

        As soon as practicable following each Record Date, the Trustee shall provide to the Paying Agent or its designee, a list of Investor
Certificateholders in such form as the Paying Agent may reasonably request.

        SECTION 5.08. Authenticating Agent.

        (a) The Trustee may appoint one or more authenticating agents with respect to the Investor Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Investor Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Investor Certificates. Whenever reference is made in this Agreement to the authentication of Investor Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent.

        (b) Any institution succeeding to the corporate trust business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

        (c) An authenticating agent may at any time resign by giving written notice of resignation to the Trustee. Upon the receipt by the Trustee of any such notice of resignation and upon the giving of any such notice of termination by the Trustee, the Trustee shall immediately give notice of such resignation or termination to the Company. Any resignation of an authenticating agent shall not become effective until acceptance of appointment by the successor authenticating agent as provided in this Section 5.08. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee, the Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent (other than an Affiliate of the Trustee) shall be appointed unless reasonably acceptable to the Trustee and the Company.

        (d) The Company hereby agrees to provide the Trustee from time to time sufficient funds, on a timely basis and in accordance with and subject to
Section 8.05 hereof, for the payment of any reasonable compensation payable to each authenticating agent for its services under this Section 5.08 and such payment obligation shall be a Company Subordinated Obligation. The Trustee hereby agrees that, upon the receipt of such funds from the Company it shall pay each authenticating agent such amounts.

        (e) The provisions of Sections 8.01, 8.02, 8.03 and 8.05 hereof shall be applicable to any authenticating agent.

        (f) Pursuant to an appointment made under this Section 5.08, the Investor Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

                    This is one of the Investor Certificates

             described in the Amended and Restated Pooling Agreement

              dated as of March 8, 2000, among Ingram Funding Inc.,

 Ingram Micro Inc., as Master Servicer and The Chase Manhattan Bank, as Trustee.

                The Chase Manhattan Bank, as Authenticating Agent

                                 for the Trustee

By:_____________________
   Authorized Signatory

        SECTION 5.09. Tax Treatment. It is the intent of the Master Servicer, each Servicer, the Company, the Investor Certificateholders and the Trustee that, under applicable U.S. Federal, state and local income and franchise tax laws, the Investor Certificates will qualify as indebtedness of the Company secured by the Trust Assets and that the Trust will not be characterized as an association or publicly traded partnership taxable as a corporation. The Company and the Trustee, by entering into this Agreement, and each Investor Certificateholder, by its acceptance of its Investor Certificate, agree to treat the Investor Certificates for applicable U.S. Federal, state and local income and franchise tax purposes as indebtedness of the Company unless a final determination that, under applicable law, is not subject to further appeal, review or modification through proceedings or otherwise, including a "determination" as defined in Section 1313(a) of the Code, causes such Investor Certificates not to constitute indebtedness of the Company for Federal tax purposes. The provisions of this Agreement and all related Transaction Documents shall be construed to further these intentions of the parties. This Section 5.09 shall survive the termination of this Agreement and shall be binding on all transferees of any of the foregoing Persons.

        SECTION 5.10. Exchangeable Company Interest.

        (a) The Company may decrease the amount of the Exchangeable Company Interest in exchange for (i) an increase in the Invested Amount of a Class of Investor Certificates of an Outstanding Series and an increase in any related Subordinated Company Interest in connection with an issuance of additional Investor Certificates of such Outstanding Series or (ii) one or more newly issued Series of Investor Certificates and any related newly issued Subordinated Company Interest (any such decrease a "Company Exchange"). (A Company Exchange shall not be necessary in connection with an increase in the Invested Amount of any Investor Certificates issued in a Series with an Invested Amount that may increase or decrease from time to time. Such Investor Certificates are expected to be designated as "Variable Funding Certificates" or "VFC Certificates".) The Company may perform a Company Exchange by notifying the Trustee, in writing at least five Business Days in advance (an "Exchange Notice") of the date upon which the Company Exchange is to occur (an "Exchange Date"). Any Exchange Notice shall state the designation of any Series to be issued on the Exchange Date and, with respect to each such Series: (a) its additional or Initial Invested Amount, as the case may be, if any, which in the aggregate at any time may not be greater than the current principal amount of the Exchangeable Company Interest, if any, at such time and (b) its Certificate Rate (or the method for allocating interest payments or other cash flow to such Series), if any. On the Exchange Date, the Trustee shall only (i) authenticate and deliver any Investor Certificates evidencing an increase in the Invested Amount of a Class of Investor Certificates or a newly issued Series and (ii) permit the issuance of any related Subordinated Company Interest, upon delivery by the Company to the Trustee of the following (together with the delivery by the Company to the Trustee of any additional agreements, instruments or other documents as are specified in the related Supplement):

(a) a Supplement executed by the Company and specifying the Principal Terms of such Series (provided that no such Supplement shall be required for any increase in the Invested Amount of a Class of Investor Certificates, and any related increase in the related Subordinated Company Interest, unless it is so required by the related Supplement), (b) a Tax Opinion addressed to the Trustee and the Trust, (c) a General Opinion addressed to the Trustee and the Trust, which among other things shall state that such Supplement has been authorized and permitted pursuant to this Agreement, (d) an Officer's Certificate certifying that all conditions precedent to the authentication and delivery of such Investor Certificates have been satisfied and upon which Officer's Certificate the Trustee may conclusively rely, (e) written confirmation from each Rating Agency that the Company Exchange will not result in the Rating Agency's reducing or withdrawing its rating on any then Outstanding Series or any Class of any such Outstanding Series rated by it, (f) written instructions of an officer of the Company specifying the amount, Series, Investor Certificates and other Interests to be issued with respect to such Company Exchange and (g) the applicable Investor Certificates if necessary. Upon delivery of the items listed in clauses
(a) through (g) above, the Trustee shall cancel the applicable tendered Investor Certificates and Subordinated Company Interest, as the case may be, and issue, as provided above, such Series of Investor Certificates and allow the issuance of such Subordinated Company Interest, if applicable, dated the Exchange Date. The Trustee shall cause to be kept at the office or agency to be maintained by the Transfer Agent and Registrar in accordance with the provisions of Section
8.16 hereof a register (the "Exchange Register") in which, subject to such reasonable regulations as the Trustee may prescribe, the Transfer Agent and Registrar shall record all Company Exchanges and the amount of the Exchangeable Company Interest following any such Company Exchange. There is no limit to the number of Company Exchanges that the Company may perform under this Agreement. If the Company shall, on any Exchange Date, retain any Investor Certificates issued on such Exchange Date, it shall, prior to transferring any such Investor Certificates to another Person, obtain a Tax Opinion. Additional restrictions relating to a Company Exchange may be set forth in any Supplement.

        (b) Upon any Company Exchange, the Trustee, in accordance with the written directions of the Company, shall issue to the Company under Section 5.01, for execution and redelivery to the Trustee for authentication pursuant to
Section 5.02, (i) one or more Investor Certificates representing an increase in the Invested Amount of an outstanding Series, or (ii) one or more new Series of Investor Certificates. Any such Investor Certificates shall be substantially in the form specified in the applicable Supplement and each shall bear, upon its face, the designation for such Series to which each such certificate belongs so selected by the Company.

        (c) In conjunction with a Company Exchange, the parties hereto shall, except as otherwise provided in subsection (a) above, execute a Supplement to this Agreement, which shall define, with respect to any additional Investor Certificates or newly issued Series, as the case may be: (i) its name or designation, (ii) its additional or initial principal amount, as the case may be (or method for calculating such amount), (iii) its coupon rate (or formula for the determination thereof), (iv) the interest payment date or dates and the date or dates from which interest shall accrue, (v) the method for allocating Collections to Holders, (vi) the names of any accounts to be used by such Series and the terms governing the operation of any such accounts, (vii) the issue and terms of a letter of credit or other form of Enhancement, if any, with respect thereto, (viii) the terms on which the certificates of such Series may be repurchased by the Company or may be remarketed to other investors, (ix) the Series Termination Date, (x) any deposit account maintained for the benefit of Holders, (xi) the number of classes of such Series, and if more than one class, the rights and priorities of each such class, (xii) the rights of the Holder of the Exchangeable Company Interest that have been transferred to the holders of such Series, (xiii) the designation of any Series Accounts and the terms governing the operation of any such Series Accounts, (xiv) provisions acceptable to the Trustee concerning the payment of the Trustee's fees, expenses and indemnities and (xv) other relevant terms (all such terms, the "Principal Terms" of such Series). The Supplement executed in connection with the Company Exchange shall contain administrative provisions which are reasonably acceptable to the Trustee.

        (d) The Company shall not transfer, assign, exchange or otherwise dispose of the Exchangeable Company Interest or any Subordinated Company Interest without (i) the prior satisfaction of the Rating Agency Condition, (ii) delivery of a Tax Opinion and (iii) the consent of the Investor Certificateholders of any Variable Funding Certificates. If the Company shall transfer, assign, exchange or otherwise dispose of all or any portion of the Exchangeable Company Interest or any Subordinated Company Interest, in accordance with the preceding sentence, the Transfer Agent and Registrar shall record the transfer, assignment, exchange or other disposition of (i) the Exchangeable Company Interest in the Exchange Register and (ii) any Subordinated Company Interest in a register maintained by the Transfer Agent and Registrar at its office or agency (the "Subordinated Interest Register"). Any Holder who wishes to transfer, assign, exchange or otherwise dispose of all or any portion of the Exchangeable Company Interest or any Subordinated Company Interest held by it shall deliver instructions and a written instrument of transfer, with sufficient instructions, duly executed by the Holder or his attorney-in-fact duly authorized in a writing delivered to the Trustee (unless the Transfer Agent and Registrar is different from the Trustee, in which case to the Transfer Agent and Registrar) and complying with any requirements set forth in the applicable Supplement. No service charge shall be made for any registration of transfer or exchange of all or any portion of the Exchangeable Company Interest or any Subordinated Company Interest, but the Transfer Agent and Registrar may require any Holder that is transferring or exchanging all or any portion of the Exchangeable Company Interest or any Subordinated Company Interest to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of all or any portion of the Exchangeable Company Interest or the Subordinated Company Interest.

        (e) Except as specified in any Supplement for a related Series, all Investor Certificates of any Series shall be equally and ratably entitled as provided herein to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement and the applicable Supplement.

        SECTION 5.11. Book-Entry Certificates. If specified in any related Supplement, the Investor Certificates, or any portion thereof, upon original issuance, shall be issued in the form of one or more typewritten Investor Certificates representing the Book-Entry Certificates, to be delivered to the Depository specified in such Supplement, which shall be the Clearing Agency, specified by, or on behalf of, the Company for such Series. The Investor Certificates shall initially be registered on the Certificate Register in the name of the nominee of such Clearing Agency, and no Certificate Book-Entry Holder will receive a definitive certificate representing such Certificate Book-Entry Holder's interest in the Investor Certificates, except as provided in
Section 5.13 hereof. Unless and until definitive, fully registered Investor Certificates ("Definitive Certificates") have been issued to Investor Certificateholders pursuant to Section 5.13 or the related Supplement:

        (a) the provisions of this Section 5.11 shall be in full force and effect;

        (b) the Company, the Master Servicer, each Servicer and the Trustee may deal with each Clearing Agency for all purposes (including the making of distributions on the Investor Certificates) as the Investor Certificateholder without respect to whether there has been any actual authorization of such actions by the Certificate Book-Entry Holders with respect to such actions;

        (c) to the extent that the provisions of this Section 5.11 conflict with any other provisions of this Agreement, the provisions of this Section 5.11 shall control; and

        (d) the rights of Certificate Book-Entry Holders shall be exercised only through the Clearing Agency and the related Clearing Agency Participants and shall be limited to those established by law and agreements between such related Certificate Book-Entry Holders and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Investor Certificates to such Clearing Agency Participants.

        Notwithstanding the foregoing, no Class or Series of Investor Certificates may be issued as Book-Entry Certificates (but, instead, shall be issued as Definitive Certificates) unless at the time of issuance of such Class or Series, the Company and the Trustee receive a Tax Opinion.

        SECTION 5.12. Notices to Clearing Agency. Whenever notice or other communication to the Investor Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Book-Entry Holders pursuant to Section 5.13, the Trustee shall give all such notices and communications specified herein to be given to the Investor Certificateholders to the Clearing Agencies.

        SECTION 5.13. Definitive Certificates. If (a)(i) the Company advises the Trustee in writing that any Clearing Agency is no longer willing or able to properly discharge its responsibilities under the applicable Depository Agreement, and (ii) the Company is unable to locate a qualified successor, (b) the Company, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (c) after the occurrence of a Servicer Default, Certificate Book-Entry Holders representing Investor Certificateholders' Interests aggregating more than 50% of the Invested Amount held by such Certificate Book-Entry Holders of each affected Series then issued and outstanding advise the Clearing Agency through the Clearing Agency Participants in writing, and the Clearing Agency shall so notify the Trustee, that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Book-Entry Holders, the Trustee shall notify the Clearing Agency, which shall be responsible to notify the Certificate Book-Entry Holders, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Book-Entry Holders requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall issue the Definitive Certificates. Neither the Company nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

                                   ARTICLE VI
                      OTHER MATTERS RELATING TO THE COMPANY

        SECTION 6.01. Liability of the Company. The Company shall be liable for all obligations, covenants, representations and warranties of the Company arising under or related to this Agreement or any Supplement. Except as provided in the preceding sentence and otherwise herein, the Company shall be liable only to the extent of the obligations specifically undertaken by it in its capacity as Company hereunder.

                                   ARTICLE VII
                            EARLY AMORTIZATION EVENTS

        SECTION 7.01. Early Amortization Events. Unless modified with respect to any Series of Investor Certificates by any related Supplement, if any one of the following events (each, an "Early Amortization Event") shall occur:

        (a) (i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or the Master Servicer in an involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect (the Bankruptcy Code and all other such applicable laws being, collectively, "Applicable Insolvency Laws"), which decree or order is not stayed or any other similar relief shall be granted under any applicable federal or state law now or hereafter in effect and shall not be stayed; (ii) (A) an involuntary case is commenced against the Company or the Master Servicer under any Applicable Insolvency Law now or hereafter in effect, a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company or the Master Servicer, as the case may be, or over all or a substantial part of the property of the Company or the Master Servicer, as the case may be, shall have been entered, an interim receiver, trustee or other custodian of the Company or the Master Servicer for all or a substantial part of the property of the Company or the Master Servicer is involuntarily appointed, a warrant of attachment, execution or similar process is issued against any substantial part of the property of the Company or the Master Servicer, and (B) any event referred to in clause (ii)(A) above continues for 60 days unless dismissed, bonded or discharged; provided, however, that such 60-day period shall be deemed terminated immediately upon the occurrence of any of the events referred to in this Section 7.01(a) other than those referred to in clause (ii)(A) above; and
(iii) the Company or the Master Servicer shall at its request have a decree or an order for relief entered with respect to it or commence a voluntary case under any Applicable Insolvency Law, consent to the entry of a decree or an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any Applicable Insolvency Law, consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; (iv) the making by the Company or the Master Servicer of any general assignment for the benefit of creditors; (v) the inability or failure of the Company generally to pay its debts as such debts become due; or (vi) the Board of Directors of the Company or the Master Servicer adopts any resolution or otherwise authorizes action to approve any of the foregoing;

        (b) the Trust or the Company shall become an "investment company" within the meaning of the 1940 Act; or

        (c) the Trustee shall be appointed Successor Servicer pursuant to
Section 6.02(c) of the Servicing Agreement;

then, an "Early Amortization Period" with respect to all Outstanding Series shall commence without any notice or other action on the part of the Trustee or any Investor Certificateholder immediately upon the occurrence of such event, unless otherwise provided in the Supplement with respect to any Series. The Master Servicer shall notify each Rating Agency and the Trustee in writing of the occurrence of any Early Amortization Period. Upon the commencement against the Company of a case, proceeding or other action described in clause (a)(ii) above, the Company shall cease to purchase Receivables from any Seller and cease to transfer Receivables to the Trust, until such time, if any, as such case, proceeding or other action is vacated, discharged, or stayed or bonded pending appeal. If an Insolvency Event with respect to the Company occurs, the Company shall immediately cease to transfer Receivables to the Trust (or, if the Company has previously suspended the transfer of Receivables to the Trust to comply with the preceding sentence, such suspension shall become a permanent cessation of the transfer of Receivables to the Trust) and shall promptly give written notice to the Trustee of such occurrence. Notwithstanding any cessation of the transfer to the Trust of


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


additional Receivables, Receivables transferred to the Trust prior to the occurrence of such Insolvency Event and Collections in respect of such Receivables and interest, whenever created, accrued in respect of such Receivables, shall continue to be a part of the Trust.

        Additional Early Amortization Events and the consequences thereof may be set forth in each Supplement with respect to the Series relating thereto.

        SECTION 7.02. Additional Rights upon the Occurrence of Certain Events.

        (a) If after the occurrence of an Insolvency Event, the Aggregate Invested Amount and all accrued and unpaid interest thereon have not been paid to the Investor Certificateholders, the Trustee in accordance with the written direction of the Master Servicer shall (i) publish a notice in a newspaper with a national circulation (an "Authorized Newspaper") that an Insolvency Event has occurred and that the Trustee intends to sell, dispose of or otherwise liquidate the Receivables in a commercially reasonable manner and (ii) send written notice to the Investor Certificateholders and request instructions from such holders, which notice shall request each Certificateholder to advise the Trustee in writing that it elects one of the following options: (A) the Certificateholder wishes the Trustee not to sell, dispose of or otherwise liquidate the Receivables; (B) the Certificateholder wishes the Trustee to sell, dispose of or otherwise liquidate the Receivables; or (C) the Certificateholder refuses to advise the Trustee as to the specific action the Trustee should take. If the Trustee has received written instruction selecting option (B) above from Investor Certificateholders representing more than 50% of the Invested Amount of each Series or, in the case of a Series having more than one Class of Investor Certificates, Investor Certificateholders representing more than 50% of the Invested Amount of each Class of such Series, the Trustee shall be permitted to engage an investment bank and shall proceed to sell, dispose of, or otherwise liquidate the Receivables in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids and the Trustee shall proceed to consummate the sale, liquidation or disposition of the Receivables as provided above with the highest bidder for the Receivables. The Trustee shall rely and shall be protected in acting or refraining from acting upon any advice from any investment bank hired pursuant to the terms of this Section 7.02(b) to the extent provided in Section
8.01. The Company or any of its Affiliates shall be permitted to bid for the Receivables. In addition, the Company or any of its Affiliates shall have the right to match any bid by a third person and be granted the right to purchase the Receivables at such matched bid price. All reasonable costs and expenses incurred by the Trustee in such sale (including commercially reasonable fees payable to the investment bank) shall be reimbursable to the Trustee as provided in Section 8.05. The rights arising under this Section 7.02(a) shall in no way limit the right of Investor Certificateholders to direct the Trustee to sell Receivables pursuant to the terms of Section 9.02 after the occurrence of an Insolvency Event if the Trustee does not receive authorization to sell dispose or otherwise liquidate the Receivables in accordance with the terms of this
Section 7.02.

        (b) The proceeds from the sale, disposition or liquidation of the Receivables pursuant to subsection (a) above shall be treated as Collections on the Receivables and such proceeds shall be released to the Trustee in an amount equal to the amount of any expenses incurred by the Trustee acting in its capacity either as Trustee or as liquidating agent under this Section 7.02 that have not otherwise been reimbursed and the remainder, if any, will be distributed to Investor Certificateholders of each Series after immediately being deposited in the Collection Account, in accordance with the provisions of
Section 3.01(d) and the related Supplement for such Series. After giving effect to all such distributions, the remainder, if any, shall be allocated to the Exchangeable Company

Interest and shall be released to the Holders of the Exchangeable Company Interest pro-rata based on the amount of the Exchangeable Company Interest held by each Holder thereof.

                                  ARTICLE VIII
                                   THE TRUSTEE

        SECTION 8.01. Duties of Trustee.

        (a) The Trustee, prior to the occurrence of a Servicer Default or Early Amortization Event of which a Responsible Officer of the Trustee has actual knowledge, and after the curing of all Servicer Defaults and Early Amortization Events which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in the Pooling and Servicing Agreements or any Supplement and no implied covenants or obligations shall be read into such Pooling and Servicing Agreements against the Trustee. If a Servicer Default or Early Amortization Event of which a Responsible Officer of the Trustee has actual knowledge has occurred (which has not been cured or waived), the Trustee shall exercise the rights and powers vested in it by any Pooling and Servicing Agreements or any Supplement and shall use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

        (b) The Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein upon resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee; provided, that in the case of any of the above which are specifically required to be furnished to the Trustee pursuant to any provision of the Pooling and Servicing Agreements, the Trustee shall, subject to Section 8.02, examine them to determine whether they appear on their face to conform to the requirements of this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer or the Company hereunder. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee shall notify the Holders of such instrument in the event that the Trustee, after so requesting, does not receive a satisfactorily corrected instrument. Upon the written request of a Rating Agency, the Trustee shall provide such Rating Agency with a copy of any certificates, notices, reports, documents or other instruments furnished by the Master Servicer to the Trustee pursuant to the Transaction Documents.

        (c) Subject to Section 8.01(a), no provision of this Agreement or any Supplement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

               (i) the Trustee shall not be liable for an error of judgment unless it shall be proved that the Trustee was negligent, or acted in bad faith, in ascertaining the pertinent facts;

               (ii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the Pooling and Servicing Agreements or the Supplements or as directed by the Investor Certificateholders pursuant to the terms of this Article VIII, relating to the times, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising or omitting to exercise any trust or power conferred upon the Trustee, under the Pooling and Servicing Agreements or the Supplements;

               (iii) the Trustee shall not be charged with knowledge of any failure by the Master Servicer or any Servicer to comply with any of its obligations, unless a Responsible Officer of the Trustee obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Master Servicer, any Servicer, any Agent or any Investor
Certificateholder;

               (iv) the Trustee shall not be charged with knowledge of a Servicer Default or Early Amortization Event unless a Responsible Officer of the Trustee obtains actual knowledge of such event or the Trustee receives written notice of such default or event from the Servicer, any Agent or any Holder of Investor Certificates. In the absence of such notice, the Trustee may conclusively assume that there is no Servicer Default or Early Amortization Event;

               (v) the Trustee shall not be liable for any investment losses resulting from any investments of funds on deposit in the Accounts or any subaccounts thereof (provided that such investments are Eligible Investments); and

               (vi) the Trustee shall have no duty to monitor the performance of the Master Servicer or any Servicer, nor shall it have any liability in connection with malfeasance or nonfeasance by the Master Servicer or any Servicer; the Trustee shall have no liability in connection with compliance of the Master Servicer or any Servicer or the Company with statutory or regulatory requirements related to the Receivables; and the Trustee shall have no duty to perform any recalculation or verification of any calculation with respect to data provided to the Trustee by the Master Servicer or any Servicer.

        (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under any Pooling and Servicing Agreements or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in any Pooling and Servicing Agreements shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any obligations of the Servicer under such Agreement except during such time, if any, as the


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Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of such Agreement.

        (e) Except as expressly provided in any Pooling and Servicing Agreements, the Trustee shall have no power to vary the corpus of the Trust.

        (f) Subject to the other provisions of this Agreement and without limiting the generality of this Section 8.01, the Trustee shall have no duty (i) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (ii) to see to any insurance, (iii) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Assets other than from funds available in the Collection Account or (iv) to confirm or verify the contents of any reports or certificates of the Master Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

        SECTION 8.02. Rights of the Trustee. Except as otherwise provided in
Section 8.01 hereof.

        (a) The Trustee may conclusively rely on and shall be protected in acting on, or in refraining from acting in accordance with, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, note or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to any Pooling and Servicing Agreements by the proper party or parties.

        (b) The Trustee may consult with counsel, and any Opinion of Counsel and any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel.

        (c) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by any Pooling and Servicing Agreements, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Holders, pursuant to the provisions of any Pooling and Servicing Agreements, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; provided, however, that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of a Servicer Default or Early Amortization Event (which has not been cured), to exercise such of the rights and powers vested in it by any Pooling and Servicing Agreements, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. The right of the Trustee to perform any


                                       65
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discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act.

        (d) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by any Pooling and Servicing Agreements; provided that the Trustee shall be liable for its negligence or willful misconduct.

        (e) Except as otherwise provided in any Supplement, the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, direction, order, approval, bond, note or other paper or document, unless requested in writing so to do by the Holders of Investor Certificates evidencing Investor Certificateholders' Interests aggregating more than 50% of the Invested Amount of any Series which could be materially and adversely affected if the Trustee does not perform such acts; provided, however, that such Holders of Investor Certificates shall indemnify and reimburse the Trustee for any liability or expense resulting from any such investigation requested by them; provided, further, that the Trustee shall be entitled to make such further inquiry or investigation into such facts or matters as it may reasonably see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books and records of the Company, personally or by agent or attorney, at the sole cost and expense of the Company.

        (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through affiliates, agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such affiliate, agent, attorney, custodian or nominee appointed with due care by it hereunder.

        (g) The Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables or the Accounts for the purpose of establishing the presence or absence of defects, the compliance by the Company with its representations and warranties or for any other purpose.

        (h) In the event that the Trustee is also acting as Paying Agent or Transfer Agent and Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article VIII shall also be afforded to such Paying Agent or Transfer Agent and Registrar.

        (i) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust created hereby or the powers granted hereunder.

        (j) Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any


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


kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

        SECTION 8.03. Trustee Not Liable for Recitals. The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Investor Certificates (other than the certificate of authentication on the Investor Certificates). Except as set forth in Section 8.15, the Trustee makes no representations as to the validity or sufficiency of any Pooling and Servicing Agreements, of the Investor Certificates (other than the certificate of authentication on the Investor Certificates), of the Exchangeable Company Interest, of any Subordinated Company Interest, of any Receivable or of any related document or interest. The Trustee shall not be accountable for the use or application by the Company of any of the Investor Certificates, any Subordinated Company Interest or the Exchangeable Company Interest or of the proceeds of such Investor Certificates, such Subordinated Company Interest or the Exchangeable Company Interest or for the use or application of any funds paid to the Company in respect of the Receivables or deposited in or withdrawn from the Accounts or other accounts hereafter established to effectuate the transactions contemplated herein and in accordance with the terms of any Pooling and Servicing Agreements.

        The Trustee shall not be accountable for the use or application by the Servicer of any of the Investor Certificates or of the proceeds of such Investor Certificates, or for the use or application of any funds paid to the Servicer in respect of the Receivables or deposited in or withdrawn from the Accounts or any Lockbox by or at the direction of the Servicer or Lockbox Processors. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable.

        SECTION 8.04. Trustee May Own Investor Certificates. The Trustee in its individual or any other capacity (a) may become the owner or pledgee of Investor Certificates with the same rights as it would have if it were not the Trustee and (b) may transact any banking and trust business with the Company, the Servicer or the Sellers as it would were it not the Trustee.

        SECTION 8.05. Trustee's Fees and Expenses.

        (a) The Master Servicer and each Servicer (if Ingram Micro or an Affiliate thereof) covenants and agrees to pay, but only from funds available to it as the Servicing Fee paid under the Servicing Agreement, to the Trustee annually in advance on the Effective Date and on or about each one year anniversary thereof, and the Trustee shall be entitled to receive, such reasonable compensation as is agreed upon in writing between the Trustee and the Company (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee. Notwithstanding the foregoing, the Master Servicer and each Servicer will pay, reimburse and indemnify the Trustee upon its request for all reasonable expenses (including, without limitation, expenses incurred in connection with notices, requests for documentation or other communications to


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


Holders), disbursements, losses, liabilities, damages and advances incurred or made by the Trustee in accordance with any of the provisions of the Pooling and Servicing Agreements or by reason of its status as Trustee under any Pooling and Servicing Agreements (including the reasonable fees and expenses of its agents, any co-trustee and counsel) except any such expense, disbursement, loss, liability, damage or advance as may arise from its negligence or bad faith. To the extent the fees and expenses of the Trustee are not paid on a current basis, the Trustee shall be entitled to be paid such items from amounts that would be distributable to the Company under Article III of this Agreement and, to the extent still unpaid in full, the Company will pay or reimburse the Trustee upon its request for such items; provided, however that any payments to be made by the Company pursuant to this Section shall (i) be Company Subordinated Obligations, (ii) be made solely from funds available to the Company that are not requested to be applied to Company Unsubordinated Obligations then due and
(iii) until the date that is one year and one day after the payment in full of all Company Unsubordinated Obligations, not constitute a general recourse claim against the Company after satisfying all Company Unsubordinated Obligations then due at any time during the period of one year and one day following the date on which all Company Unsubordinated Obligations have been paid in full but only a claim against the Company to the extent funds are available (including, but not limited to, funds available to the Company pursuant to the exercise of its right to indemnity and other payments pursuant to Sections 2.06 and 9.02 of the Receivables Sale Agreement) to the Company to make such payments. If the Trustee is appointed Successor Servicer in accordance with the Servicing Agreement, the provisions of this Section 8.05 shall not apply to expenses, disbursements, losses, liabilities, damages and advances made or incurred by the Trustee in its capacity as Successor Servicer, which items shall be paid, first, out of the Servicing Fee, second, from amounts which would be distributable to the Company under Article III of this Agreement, third, from amounts distributable to the Company pursuant to Section 9.04 and fourth, to the extent still unpaid in full, the Company will pay or reimburse the Trustee upon its request for such items provided, however that any reimbursements to be made by the Company shall (i) be Company Subordinated Obligations, (ii) be made solely from funds available to the Company that are not requested to be applied to Company Unsubordinated Obligations then due and (iii) until the date that is one year and one day after the payment in full of all Company Unsubordinated Obligations, not constitute a general recourse claim against the Company after satisfying all Company Unsubordinated Obligations then due at any time during the period of one year and one day following the date on which all Company Unsubordinated Obligations have been paid in full but only a claim against the Company to the extent funds are available (including, but not limited to, funds available to the Company pursuant to the exercise of its right to indemnity and other payments pursuant to Sections 2.06 and 9.02 of the Receivables Sale Agreement) to the Company to make such payments. The provisions of this Section 8.05 shall apply to the reasonable expenses, disbursements and advances made or incurred by the Trustee, or any other Person, in its capacity as liquidating agent, to the extent not otherwise paid. The covenants to pay the expenses, disbursements, losses, liabilities, damages and advances provided for in this Section shall survive the termination of any Pooling and Servicing Agreements and the resignation or removal of the Trustee and shall be binding on the Company, the Master Servicer, each Servicer and


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


any Successor Servicer. The Company's and the Master Servicer's and each Servicer's covenants and agreements contained in this Section 8.05 shall survive the termination of this Agreement and the resignation or removal of the Trustee.

        (b) If (i) the Trustee has reasonable cause to believe that (x) a Servicer Default is likely to occur or (y) the Master Servicer or any Servicer has otherwise failed in any material respect to perform its master servicing or servicing functions in accordance with the Pooling and Servicing Agreements and
(ii) after reasonable written and/or telephonic inquiry in respect of such likely Servicer Default or other material failure of the Master Servicer or Servicer, the Trustee reasonably believes that further investigation or inquiry in respect of such matter is necessary, then the Company shall pay the reasonable fees, out-of-pocket costs and expenses incurred by the Trustee, in an aggregate amount not to exceed $10,000 in respect of any calendar year, in connection with an inspection of the Company's, the Master Servicer's and/or any Servicer's offices, properties, books and records and/or discussions with the officers, employees and Independent Public Accountants of the Company, the Master Servicer or any Servicer in furtherance of such investigation or inquiry (any such inspection and/or discussion, a "Reimbursable Trustee Inspection"); provided that a Reimbursable Trustee Inspection may not occur more frequently than once per calendar year.

        SECTION 8.06. Eligibility Recitals. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having (or having a holding company parent with) a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purpose of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

        SECTION 8.07. Resignation or Removal of Trustee.

        (a) Subject to paragraph (c) below, the Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Company, the Master Servicer, the Rating Agencies and the Agents. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted such appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 hereof and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or if a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

        (c) Any resignation or removal of the Trustee and appointment of successor trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

        (d) The obligations of the Company described in Section 8.05 hereof and the obligations of the Servicer described in Section 8.05 hereof and Section
5.02 of the Servicing Agreement shall survive the removal or resignation of the Trustee as provided in this Agreement.

        (e) No Trustee under this Agreement shall be personally liable for any action or omission of any successor trustee.

        SECTION 8.08. Successor Trustee.

        (a) Any successor Trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor Trustee all documents or copies thereof, at the expense of the Master Servicer, and statements held by it hereunder; and the Company and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, power, duties and obligations. The Master Servicer shall immediately give notice, but in no event less than 10 days prior to any such resignation or removal, to each Rating Agency upon the appointment of a successor trustee.

        (b) No successor Trustee shall accept appointment as provided in this
Section 8.08 hereof unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 8.06.

        (c) Upon acceptance of appointment by a successor Trustee as provided in this Section 8.08, such successor Trustee shall mail notice of such succession hereunder


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


to all Holders at their addresses as shown in the Certificate Register, the Exchange Register or the Subordinated Interest Register, as applicable.

        SECTION 8.09. Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall promptly give notice (except to the extent prohibited under any Requirement of Law or Contractual Obligation), but in no event less than 10 days prior to any such merger or consolidation, to the Company, the Master Servicer and the Rating Agencies upon any such merger or consolidation of the Trustee. Information as to such merger or consolidation that is made publicly available by the Trustee in at least two Authorized Newspapers shall be deemed to satisfy the notice requirement of this Section 8.09.

        SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

        (a) Notwithstanding any other provisions of any Pooling and Servicing Agreements, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-Trustee or co-Trustees, or separate Trustee or separate Trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Holders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereof and no notice to Holders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08 hereof. The Trustee shall promptly notify each Rating Agency of the appointment of any co-trustee.

        (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any statute of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such


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


jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

               (ii) no Trustee hereunder shall be personally liable by reason of any act or omission of any other Trustee hereunder; and

               (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

        (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate Trustees and co-Trustees, as effectively as if given to each of them. Every instrument appointing any separate Trustee or co-Trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate Trustee and co-Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of any Pooling and Servicing Agreements, specifically including every provision of any Pooling and Servicing Agreements relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Company.

        (d) Any separate Trustee or co-Trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to any Pooling and Servicing Agreements on its behalf and in its name. If any separate Trustee or co-Trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

        SECTION 8.11. Tax Returns. In the event the Trust shall be required to file U.S. Federal, state, local or foreign income tax returns, the Company shall prepare and file or shall cause to be prepared and filed any such tax returns required to be filed by the Trust and shall remit such tax returns to the Trustee for signature at least five Business Days before such tax returns are due to be filed (including extensions). The Company shall also prepare or shall cause to be prepared all U.S. Federal tax information in connection with this Agreement required by law to be distributed to Holders and shall deliver such information to the Trustee at least five Business Days prior to the date it is required by law to be distributed to the Holders. The Trustee, upon request, will furnish the Company with all such information known to the Trustee as may be reasonably determined by the Company to be required in connection with the preparation of all U.S. Federal, state, local or foreign income tax returns of the Trust, and shall, upon the Company's written request, execute such tax returns. In no event shall the Trustee in its individual capacity be liable for any liabilities, costs or expenses of the Trust, the Holders, the Company or the Servicer, arising under any U.S. Federal, state, local or foreign income tax law or regulation, including, without limitation, excise taxes or any other tax imposed by a Governmental Authority on or measured by income (or any interest or penalty with respect thereto or arising from any failure to comply therewith). The Trustee shall not be required to determine whether any filing of tax returns is required.

        SECTION 8.12. Trustee May Enforce Claims Without Possession of Investor Certificates. All rights of action and claims under any Pooling and Servicing Agreements or the Investor Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Investor Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Investor Certificateholders in respect of which such judgment has been obtained.

        SECTION 8.13. Suits for Enforcement. If a Servicer Default shall occur and be continuing, the Trustee may, as provided in Section 6.01 of the Servicing Agreement, proceed to protect and enforce its rights and the rights of the Holders under this Agreement or any other Transaction Document by suit, action or proceeding (including any suit, action or proceeding on behalf of the Holders against any third party) in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or any other Transaction Document or in aid of the execution of any power granted in this Agreement or any other Transaction Document or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effective to protect and enforce any of the rights of the Trustee or the Holders. In furtherance of and without limiting the generality of Section 8.01(d), the Trustee shall have the right to obtain, before initiating any such action, such reasonable indemnity from the Investor Certificateholders as the Trustee may require against the costs, expenses and liabilities that may be incurred therein or thereby. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Investor Certificates, the Subordinated Company Interests or the Exchangeable Company Interest or the rights of any holder thereof, or authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

        SECTION 8.14. Rights of Investor Certificateholders To Direct Trustee. Except as otherwise provided in the applicable Supplement and in Section 9.02 hereof, holders of Investor Certificates evidencing more than 50% of the Invested Amount of all Series (or, with respect to any remedy, trust or power that does not relate to all Series, more than 50% of the Invested Amount of all Series to which such remedy, trust or power relates) shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that if Investor Certificateholders representing more than 50% of the Invested Amount of any Series shall disagree with any direction given to the Trustee pursuant to the terms of this Section 8.14, such Investor Certificateholders shall be entitled to declare the Voluntary Liquidation Date to have occurred with respect to such Series in accordance with
Section 9.02 hereof; provided, further, that nothing in any Pooling and Servicing Agreements shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of the Investor Certificateholders; provided, further that in furtherance and without limiting the generality of Section 8.01(d), the Trustee shall have the right to obtain, before acting in accordance with any such direction of the Investor Certificateholders, such reasonable indemnity from the Investor Certificateholders as the Trustee may require against the costs, expenses and liabilities that may be incurred in so acting.

        SECTION 8.15. Representations and Warranties of Trustee. The Trustee represents and warrants that:

        (a) the Trustee is a banking corporation organized, existing and in good standing under the laws of the State of New York and is duly authorized to exercise trust powers under applicable law;

        (b) the Trustee has the power and authority to enter into this Agreement and any Supplement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and any Supplement; and

        (c) each Pooling and Servicing Agreements and each of the Transaction Documents executed by it have been duly executed and delivered by the Trustee and, in the case of all such Transaction Documents, are legal, valid and binding obligations of the Trustee, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors, rights generally and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

        SECTION 8.16. Maintenance of Office or Agency. The Trustee will maintain at its expense in the city of New York, an office or offices or agency or agencies where notices and demands to or upon the Trustee in respect of the Investor Certificates or any other Interests and the Pooling and Servicing Agreements may be served. The Trustee will give prompt written notice to the Company, the Master Servicer and the Holders of any change in the location of the Certificate Register, the Exchange Register, the Subordinated Interest Register or any such office or agency.

        SECTION 8.17. Limitation of Liability. The Investor Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by the Trust Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Investor Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

                                   ARTICLE IX
                                   TERMINATION

        SECTION 9.01. Termination of Trust.

        (a) The Trust and the respective obligations and responsibilities of the Company, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Holders as hereafter set forth) shall terminate, except with respect to any such obligations or responsibilities expressly stated to survive such termination, on the earliest of (i) the last day of the May, 2018 Settlement Period, (ii) at the option of the Master Servicer, at any time when the Aggregate Invested Amount is zero and no Variable Funding Certificates are then outstanding, (iii) following the occurrence of any of the Early Amortization Events specified in Section 7.01 of this Agreement, at any time when the Aggregate Invested Amount is zero and no Variable Funding Certificates are then outstanding and (iv) upon completion of distribution of the amounts referred to in Section 7.02 (b) (the "Trust Termination Date").

        (b) If on the Distribution Date in the month immediately preceding the month in which the Trust Termination Date occurs (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal on any Series of Investor Certificates to be made on the related Distribution Date pursuant to Article III hereof), the Invested Amount of any Series would be greater than zero (as certified in writing by the Master Servicer), the Trustee, at the written direction of Investor Certificateholders representing more than 50% of the Aggregate Invested Amount of such Series (or in the case of a Series having more than one Class of Investor Certificates, Investor Certificateholders representing more than 50% of the Invested Amount of each Class in such Series), shall make reasonable efforts to sell within 30 days of such Distribution Date all of the Receivables. Upon such direction the Trustee shall be entitled to engage an investment bank to carry out its obligation to sell Receivables pursuant to this Section 9.01 and the Trustee shall rely and shall be protected in acting or refraining from acting upon any advice from any investment bank hired pursuant to the terms of this Section 9.01(b) to the extent provided for in Section 8.01. The proceeds of such sale shall be treated as Collections on the Receivables and shall be allocated in accordance with Article III hereof. During such 30-day period, the Servicer shall continue to collect Collections on the Receivables and allocate Collections in accordance with the provisions of Article III hereof. The reasonable costs and expenses incurred by the Trustee (including the commercially reasonable fees payable to any investment bank, if any) in such sale shall be reimbursable to the Trustee as provided in Section 8.05.

        SECTION 9.02. Termination Date of Investor Certificates of Any Series. All principal or interest with respect to any Series of Investor Certificates shall be due and payable no later than the Series Termination Date with respect to such Series. Unless otherwise provided in a Supplement, in the event that (i) the Invested Amount of any Series of Investor Certificates is greater than zero on its Series Termination Date (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal to be made on such Series on such date) and upon the written direction of Investor Certificateholders representing more than 50% of the Invested Amount of such Series or, in the case of a Series having more than one Class of Investor Certificates, Investor Certificateholders representing more than 50% of the Invested Amount of each Class of such Series or (ii) the Voluntary Liquidation Date with respect to any Series of Investor Certificates has occurred, the Trustee will sell or cause to be sold and shall be entitled to engage an investment bank to carry out such sale (and the Trustee shall rely and shall be protected in acting or refraining from acting upon any advice from any investment bank hired pursuant to the terms of this Section 9.02 to the extent provided for in Section 8.01) and pay the proceeds to all Investor Certificateholders of such Series pro rata (except that unless expressly provided to the contrary in the related Supplement, no payment shall be made to Investor Certificateholders of any Class of any Series that is by its terms subordinated to any other Class until such senior Class of Investor Certificates have been paid in full) in final payment of all principal of and accrued interest on such Series of Investor Certificates, an amount of Principal Amount of Eligible Receivables (or interests therein) equal to 110% of the Invested Amount with respect to such Series as soon as practicable after such Series Termination Date or Voluntary Liquidation Date, as the case may be, plus related amounts including interest owed by the Obligor with respect to such Receivables; provided, however, that in no event shall such amount exceed the product of (i) the Aggregate Principal Amount of Receivables on such Series Termination Date or Voluntary Liquidation Date, as the case may be, and (ii) the Invested Percentage for such Series; provided, however, in furtherance and without limiting the generality of Section 8.01(d), the Trustee shall have the right to obtain, before acting in accordance with any such direction of the Investor Certificateholders for any Series, such reasonable indemnity from the Investor Certificateholders providing such direction as the Trustee may require against the costs, expenses and liabilities that may be incurred in so acting. Absent such direction from Investor Certificateholders representing more than 50% of the Invested Amount of such Series or absent such reasonable indemnity as the Trustee may require in connection with such direction, the Trustee shall continue to hold the Trust Assets in respect of such Series in accordance with the terms of the Pooling and Servicing Agreements until the Trust Termination Date (or until a majority of the Investor Certificateholders of the applicable Series shall otherwise direct the Trustee); provided, that the terms of this Agreement, the related Supplement and the Servicing Agreement shall be deemed to remain in full force and effect, except that no additional Receivables shall be allocated with respect to such Series. The reasonable costs and expenses incurred by the Trustee in such sale shall be reimbursable to the Trustee as provided in Section 8.05 hereof. Any proceeds of such sale in excess of such principal and interest paid shall be paid to the holder of the Exchangeable Company Interest, unless and to the extent otherwise specified in any applicable Supplement. Upon the sale of Receivables as soon as practicable after the Series Termination Date or Voluntary Liquidation Date, as the case may be, with respect to the applicable Series, final payment of all amounts allocable to any Investor Certificates of such Series shall be made in the manner provided in this Section 9.02.

        SECTION 9.03. Final Payment with Respect to Any Series.

        (a) Written notice of any termination, specifying the Distribution Date upon which the Investor Certificateholders of any Series may surrender their Investor Certificates for payment of the final distribution with respect to such series and cancellation, shall be given (subject to at least 30 days' prior written notice from the Master Servicer to the Trustee containing all information required for the Trustee's notice or such shorter period as is acceptable to the Trustee) by the Trustee to Investor Certificateholders of such Series mailed not later than the fifth day of the month of such final distribution specifying (i) the Distribution Date upon which final payment of the Investor Certificates will be made upon presentation and surrender of Investor Certificates at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Investor Certificates at the office or offices therein specified. The Master Servicer's notice to the Trustee in accordance with the preceding sentence shall be accompanied by an Officer's Certificate setting forth the information specified in Section 4.03 of the Servicing Agreement covering the period during the then current calendar year through the date of such notice. The Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to such Investor Certificateholders.

        (b) Notwithstanding the termination of the Trust pursuant to Section 9.01(a) hereof or the occurrence of the Series Termination Date or Voluntary Liquidation Date with respect to any Series pursuant to Section 9.02 hereof, all funds then on deposit in the Collection Account (but only to the extent necessary to pay all outstanding and unpaid amounts to Holders) shall continue to be held in trust for the benefit of the Holders and the Paying Agent or the Trustee shall pay such funds to the Investor Certificateholders upon surrender of their Investor Certificates in accordance with the terms hereof. Any Investor Certificate not surrendered on the date specified in Section 9.03(a)(i) above shall cease to accrue any interest provided for such Investor Certificate from and after such date. In the event that any of the Investor Certificateholders shall not have surrendered their Investor Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Investor Certificateholders of such Series to surrender their Investor Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice any of the Investor Certificates of such Series shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Investor Certificateholders of such Series concerning surrender of their Investor Certificates, and the cost thereof shall be paid out of the funds in the Collection Account held for the benefit of such Investor Certificateholders. The Trustee and the Paying Agent shall pay to the Company upon request any monies held by them for the payment of principal or interest that remains unclaimed for two years and neither the Trustee nor the Paying Agent shall be liable to any Investor Certificateholder for such payment to the Company upon its request. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person.

        (c) All Investor Certificates surrendered for payment of the final distribution with respect to such Investor Certificates and cancellation shall be canceled by the Transfer Agent and Registrar and be disposed of in a customary manner satisfactory to the Trustee.

        SECTION 9.04. Company's Termination Rights. Upon the termination of the Trust pursuant to Section 9.01 hereof and payment to the Trustee (in its capacity as such and/or in its capacity as Successor Master Servicer) of all amounts owed to it under any Pooling and Servicing Agreements, the Trustee shall assign and convey to the Company (without recourse, representation or warranty) in exchange for the Exchangeable Company Interest all right, title and interest of the Trust in the Trust Assets, whether then existing or thereafter created, and all proceeds thereof except for amounts held by the Trustee pursuant to
Section 9.03(b). The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, representation or warranty, as shall be reasonably requested by the Company to vest in the Company all right, title and interest which the Trust had in the Trust Assets.

                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

        SECTION 10.01. Amendment.

        (a) Except as otherwise provided in this Agreement, the Servicing Agreement and each Supplement in respect of an outstanding Series (collectively, the "Pooling and Servicing Agreements") may be amended in writing from time to time by the Master Servicer, the Company and the Trustee, without the consent of any Holder, to cure any ambiguity, to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein or to add any other provisions hereof or to change in any manner or eliminate any of the provisions with respect to matters or questions raised under any Pooling and Servicing Agreements which shall not be inconsistent with the provisions of any Pooling and Servicing Agreements; provided, however, that prior written notice thereof shall be provided to each Agent and that such action shall not, as evidenced by an Officer's Certificate delivered to the Trustee, have a Material Adverse Effect, Seller Material Adverse Effect, Servicer Material Adverse Effect or a Company Material Adverse Effect; provided further that any amendment that is entered into to provide additional Enhancement for any Series, to conform to regulations issued by the Internal Revenue Service or that would provide any additional rights or benefits to Holders or not adversely affect the interests of any Holder shall be deemed to have no Material Adverse Effect, Company Material Adverse Effect, Seller Material Adverse Effect or Servicer Material Adverse Effect. The Trustee may, but shall not be obligated to, enter into any such amendment pursuant to this subsection or subsections below which affects the Trustee's rights, duties or immunities under any Pooling and Servicing Agreements or otherwise.

        (b) Except as otherwise provided in the Pooling and Servicing Agreements and, to the extent provided in any Pooling and Servicing Agreements, any other agreement relating to the Receivables may also be amended (other than in the circumstances referred to in the preceding subsection (a)) in writing from time to time by the Master Servicer, the Company and the Trustee with the consent of Investor Certificateholders evidencing more than 50% of the Invested Amount of any Series adversely affected in any material respect by the amendment (or, if such Series shall have more than one Class of Investor Certificates adversely affected in any material respect, more than 50% of the Invested Amount of each such Class) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Pooling and Servicing Agreements or such other agreement or of modifying in any manner the rights of Holders of any Series then issued and outstanding; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of such Investor Certificateholder of such Series; (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder of such Series without the consent of such Investor Certificateholder; or (iii) reduce the aforesaid percentage of the Invested Amount of any adversely affected Series or Class the Holders of which are required to consent to any such amendment without the consent of all Investor Certificateholders of each Series adversely affected in any material respect.

        (c) Notwithstanding anything in this Section 10.01 to the contrary, the Supplement with respect to any Series may be amended on the terms and with the procedures provided in such Supplement.

        (d) Promptly after the execution of any such amendment or consent under this Section 10.01, the Trustee shall furnish written notification of the substance of such amendment to each Investor Certificateholder of each Outstanding Series (or with respect to an amendment of a Supplement, to each Investor Certificateholder of the applicable Series), and the Master Servicer shall furnish written notification of the substance of such amendment to each Rating Agency. No amendment under this Section 10.01 (including without limitation, the amendment of any Supplement notwithstanding anything to the contrary contained in any Supplement) shall be effective until the Rating Agency Condition has been satisfied.

        (e) It shall not be necessary for the consent of Investor Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

        (f) In executing or accepting any amendment pursuant to this Section 10.01, the Trustee shall, upon request, be entitled to receive and rely upon (i) an Opinion of Counsel stating that such amendment is authorized pursuant to a specific provision of a Pooling and Servicing Agreements and complies with such provision, (ii) an Officer's Certificate stating that (A) such amendment shall not adversely affect the interests of any Holders of any outstanding Investor Certificates in any material respect except for Holders of any Series whose consent to such amendment has been obtained in accordance with clause (b) of this Section 10.01 and (B) all conditions precedent to the execution and delivery of such amendment shall have been satisfied in full and (iii) a Tax Opinion.

        SECTION 10.02. Protection of Right, Title and Interest to Trust. The Company shall cause each Pooling and Servicing Agreements, all amendments thereto and/or all financing statements and continuation statements and any other necessary documents covering the Holders' and the Trustee's right, title and interest to the Trust to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Trustee hereunder to all property comprising the Trust. The Company shall deliver to the Trustee copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. In the event that the Company fails to file such financing or continuation statements and the Trustee has received an Opinion of Counsel, at the expense of the Company, that such filing is necessary to fully to preserve and to protect the Trustee's right, title and interest in any Trust Asset then the Trustee shall have the right to file the same on behalf of the Company and the Trustee shall be reimbursed and indemnified by the Company for making such filing.

        SECTION 10.03. Limitation on Rights of Holders.

        (a) The death or incapacity of any Holder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Holder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

        (b) Except with respect to the Investor Certificateholders as expressly provided in any Pooling and Servicing Agreements, no Holder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto; nor shall any Holder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

        (c) No Holder shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee, written request to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to initiate any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Holder with every other Holder and the Trustee, that no one or more Holder(s) shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of the Pooling and Servicing Agreements to affect, disturb or prejudice the rights of any other of the Interests, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Holders. For the protection and enforcement of the provisions of this Section 10.03, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

        (d) By their acceptance of Interests pursuant to this Agreement and the applicable Supplement, the Holders agree to the provisions of this Section 10.03.

        SECTION 10.04. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ANY CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT ISSUES OF PERFECTION ARE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION.

        SECTION 10.05. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows (i) in the case of the Company, the Master Servicer and the Trustee, or to such other address as may be hereafter notified by the respective parties hereto:

         The Company:

         Ingram Funding Inc.
         1610 East St. Andrew Place
         Santa Ana, CA 92705
         Attention: Treasurer
         Telecopy: (714) 566-7873

         The Master Servicer and the Servicer:

         Ingram Micro Inc.
         1600 East St. Andrew Place
         Santa Ana, CA 92705
         Attention: U.S. Treasurer
         Telecopy: (714) 566-7873

         The Trustee:

         The Chase Manhattan Bank
         450 West 33rd Street, 14th Floor
         New York, NY 10001
         Attention: Capital Markets Fiduciary Services
         Telecopy: (212) 946-8302

         S & P:

         Standard & Poor's Structured Finance Ratings
         55 Water Street, 41st Floor
         New York, NY 10041
         Facsimile No: (212) 438-2664
         Attention: Asset Backed Surveillance Department

Any notice required or permitted to be mailed to a Holder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register, the Exchange Register or the Subordinated Interest Register, as the case may be. Any notice so mailed within the time prescribed in any Pooling and Servicing Agreements shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

        SECTION 10.06. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of any Pooling and Servicing Agreements shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of such Pooling and Servicing Agreements and shall in no way affect the validity or enforceability of the other provisions of any Pooling and Servicing Agreements or of the Investor Certificates or rights of the Holders.

        SECTION 10.07. Assignment. Notwithstanding anything to the contrary contained herein, no Pooling and Servicing Agreements may be assigned by the Company or the Servicer without the prior written consent of 66 2/3% of the Invested Amount of each Outstanding Series and without the Rating Agency Condition having been satisfied with respect to such assignment.

        SECTION 10.08. Investor Certificates Nonassessable and Fully Paid. It is the intention of the parties to each Pooling and Servicing Agreements that the Investor Certificateholders shall not be personally liable for obligations of the Trust, that the interests in the Trust represented by the Investor Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever and that Investor Certificates upon authentication thereof by the Trustee pursuant to Section 5.02 are and shall be deemed fully paid.

        SECTION 10.09. Further Assurances. The Company and the Master Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of each Pooling and Servicing Agreements, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

        SECTION 10.10. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trustee or the Investor Certificateholders, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

        SECTION 10.11. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

        SECTION 10.12. Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto and the Holders and their respective successors and permitted assigns. Except as otherwise provided in this Section 10.12, no other Person will have any right or obligation hereunder.

        SECTION 10.13. Actions by Investor Certificateholders. Wherever in any Pooling and Servicing Agreements a provision is made that an action may be taken or a notice, demand or instruction given by Investor Certificateholders, such action, notice or instruction may be taken or given by any Investor Certificateholders of any Series, unless such provision requires a specific percentage of Investor Certificateholders of a certain Series or all Series.

        (a) Any request, demand, authorization, direction, notice, consent, waiver or other act by an Investor Certificateholder shall bind such Investor Certificateholder and every subsequent Holder of such Investor Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee, the Company, the Master Servicer or any Servicer in reliance thereon, whether or not notation of such action is made upon such Investor Certificate.

        SECTION 10.14. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Servicing Agreement. This Agreement and the Servicing Agreement may not be modified, amended, waived, or supplemented except as provided herein.

        SECTION 10.15. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

        SECTION 10.16. Construction of Agreement.

        (a) The Company hereby grants to the Trustee, for the benefit of the Holders, a security interest in all of the Company' s right, title and interest in, to and under the Receivables and the other Trust Assets now existing and hereafter created, all monies due or to become due and all amounts received with respect thereto and all "proceeds" thereof (including Recoveries), to secure all of the Company's and the Master Servicer's obligations hereunder, including, without limitation, the Company's obligation to sell or transfer Receivables hereafter created to the Trust.

        (b) This Agreement shall constitute a security agreement under applicable law.

        SECTION 10.17. No Setoff. Except as expressly provided in this Agreement or any other Transaction Document, the Trustee agrees that it shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds held in the Collection Account for any amount owed to it by the Company, the Master Servicer, any Servicer or any Holder.

        SECTION 10.18. No Bankruptcy Petition. Each of the Trustee and the Master Servicer hereby covenant and agree that, prior to the date which is one year and one day after the Trust Termination Date with respect to all Outstanding Series, it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any Federal or state bankruptcy or similar law.

        SECTION 10.19. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) each Pooling and Servicing Agreements is executed and delivered by the Trustee, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) except with respect to Section 8.15 hereof, the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by the Trustee, but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on the Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any Person claiming by, through or under such parties; provided, however, the Trustee shall be liable in its individual capacity for its own willful misconduct or negligence and for any tax assessed against the Trustee based on or measured by any fees, commission or compensation received by it for acting as Trustee and (d) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under any Pooling and Servicing Agreements; provided, further, that this Section 10.19 shall survive the resignation or removal of the Trustee and the termination of this Agreement.

        The Company hereby agrees to indemnify and hold harmless the Trustee, the Trust (for the benefit of the Holders) and the Holders (each, an "Indemnified Person") from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of, or relating to, activities of the Company pursuant to any Pooling and Servicing Agreements to which it is a party, including but not limited to any judgment, award, settlement, reasonable attorneys' fees and other reasonable costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, except to the extent such loss, liability, expense, damage or injury resulted from the negligence, bad faith or willful misconduct of an Indemnified Person or resulted from the performance of any Receivable, market fluctuations or other market or investment risk not attributable to acts or omissions or alleged acts or omissions of the Company; provided, however, that any payments to be made by the Company pursuant to this subsection shall (i) be Company Subordinated Obligations, (ii) be made solely from funds available to the Company that are not required to be applied to Company Unsubordinated Obligations then due, and (iii) not constitute a general recourse claim against the Company after satisfying all Company Unsubordinated Obligations then due.

        SECTION 10.20. Certain Information. The Master Servicer and the Company shall promptly provide to the Trustee such information in computer tape, hard copy or other form regarding the Receivables as the Trustee may reasonably determine to be necessary to perform its obligations hereunder.

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                   INGRAM FUNDING INC.

                                   By: /s/ P. Kurt Preising
                                      ---------------------------------
                                      Title: Attorney-in-Fact


                                   INGRAM MICRO INC., as Master Servicer

                                   By: /s/ P. Kurt Preising
                                      ---------------------------------
                                      Title: Senior Director & Worldwide
                                      Assistant Treasurer


                                   THE CHASE MANHATTAN BANK, not in its
                                   individual capacity but solely as Trustee

                                   By: /s/ Melissa J. Adelson
                                      ---------------------------------
                                      Title: Vice President


                                 Signature Page
                                       to
                                Pooling Agreement

                                EXHIBIT A to the
                     Amended and Restated Pooling Agreement


                            FORM OF LOCKBOX AGREEMENT

                                 ________, 20__


[Name and address of Lockbox Bank]


Attention:

Ladies and Gentlemen:

        Ingram Funding Inc., a Delaware corporation (the "Company"), has agreed to purchase certain receivables (the "Receivables") from Ingram Micro Inc. and certain other sellers (the "Sellers"), and in their capacity as servicers pursuant to the Transaction Documents, (the "Servicers") pursuant to the Amended and Restated Receivables Sale Agreement, dated as of March 8, 2000 (as amended, supplemented or otherwise modified from time to time, the "Receivables Sale Agreement"), among the Sellers, the Servicer and the Company. The Company has in turn assigned the Receivables to a master trust (the "Master Trust") pursuant to an Amended and Restated Pooling Agreement, dated an of March 8, 2000 (as amended, supplemented or otherwise modified from time to time, the "Pooling Agreement"), among the Company, Ingram Micro Inc., as master servicer (the "Master Servicer") and The Chase Manhattan Bank, a New York banking corporation, as trustee (the "Trustee" or "Secured Party"). The Receivables are serviced pursuant to the terms of an Amended and Restated Servicing Agreement dated as of March 8, 2000 (as the same may be amended, supplemented or otherwise modified from time to time, the "Servicing Agreement"; and, collectively with the Pooling Agreement, the "Pooling and Servicing Agreements") among the Company, the Master Servicer and the Trustee. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Pooling Agreement.

        Pursuant to the terms of the Pooling and Servicing Agreements and except as otherwise provided therein, (i) the Servicer party hereto has agreed to instruct all Obligors under the Receivables originated by it as Seller to make all payments in respect of such Receivables to a blocked deposit account (each, a "Lockbox Account") designated by such Servicer to such Obligor and (ii) the Company has agreed to grant a security interest in its right, title and interest in each Lockbox Account and all funds and other evidences of payment held therein to the Secured Party. Furthermore, the Company, such Servicer and the Secured Party have agreed, pursuant to the Pooling and Servicing Agreements, that the Servicer shall enter into an agreement with each bank maintaining a Lockbox Account, and hereby request that [name of Lockbox Bank] (the "Lockbox Bank") act, and the Lockbox Bank hereby agrees to act, as a lockbox deposit bank for the Company with respect to the Lockbox Account. This Letter Agreement defines certain rights and obligations with respect to the appointment of the Lockbox Bank.

        Accordingly, the Company, the Servicer party hereto and the Lockbox Bank agree as follows:

        Reference is made to the Lockbox Account (Account No. ), including box number thereunder (collectively, the "Specified Account"), maintained with you by the Servicer party hereto. Such Servicer hereby transfers the Specified Account to the Company and hereafter the Specified Account shall be in the name of the Company and maintained by the Lockbox Bank for the benefit of the Company and the Secured Party, as set forth herein. All funds and other evidences of payment received by the Lockbox Bank in its capacity as Lockbox Bank shall be deposited in the Specified Account. Such payments shall not be commingled with other funds. All funds and other evidences of payment at any time on deposit in the Specified Account shall be held by the Lockbox Bank for application strictly in accordance with the terms of this Letter Agreement. The Lockbox Bank agrees to give the Secured Party, the Company and the Servicer party hereto, prompt notice if the Specified Account shall become subject to any writ, judgment, warrant of attachment, execution or similar process.

        The Secured Party shall have sole and exclusive dominion over and control of the Specified Account and all Collections and other property from time to time deposited therein, shall have the sole right of withdrawal from the Specified Account and except as otherwise provided below and in the Pooling Agreement, shall have the sole right as information agent to advise the Lockbox Bank as to the payment instructions pertaining to transfers from the Specified Account. Each of the Company and the Servicer acknowledge and agree that it shall not have any dominion over or control of the Specified Account or any Collections or other property from time to time deposited therein including any right to withdraw or utilize any funds or other evidences of payment on deposit in the Specified Account, other than the right to authorize transfers to the Collection Account as set forth herein and pursuant to the terms of the Pooling and Servicing Agreements. The Lockbox Bank shall automatically, by 1:00 p.m., _________________ time, at least as often as once each day that is a business day for the Lockbox Bank and for the Trustee, transfer, by means of the Automated Clearing House System, all available funds on deposit in the Specified Account, including all funds transferred from Obligors on or before the end of the preceding day, along with, subject to the next succeeding sentence, all remittance advisements and payment invoices on deposit therein, to the Collection Account provided such funds constitute good and clear monies. The Lockbox Bank acknowledges that, until it receives instructions from the Secured Party to the contrary, the Lockbox Bank shall return to the Company, upon the Company's reasonable request therefor, any remittance advisements and payment invoices deposited into the Specified Account.

        Deposited checks with respect to the Specified Account returned to the Lockbox Bank for any reason will be charged against the Specified Account. Nothing contained in the previous sentence shall be construed to prejudice other rights of the Lockbox Bank, which rights include the right of recourse against the Company for any overdrafts in the Specified Account.

        The Secured Party is authorized to receive mail delivered to the Lockbox Bank with respect to the Specified Account and the Company has filed a form of standing delivery order with the United States Postal Service authorizing the Secured Party to receive mail delivered to the Lockbox Bank with respect to the Specified Account.

        The Lockbox Bank shall also furnish the Secured Party with statements, in the form and manner typical for the Lockbox Bank, of amounts of deposits in, and amounts transferred to the Collection Account from, the Specified Account pursuant to any reasonable request of the Secured Party but in any event not less frequently than monthly and such other information relating to the Specified Account at such time as shall be reasonably requested by the Secured Party.

        For purposes of this Letter Agreement any officer of the Secured Party shall be authorized to act, and to give instructions and notice, on behalf of the Secured Party hereunder.

        The fees for the services of the Lockbox Bank shall be mutually agreed upon between the Company and the Lockbox Bank and paid by the Company. Neither the Secured Party nor any investor in the Master Trust shall have any responsibility or liability for the payment of any such fee.

        The Lockbox Bank may perform any of its duties hereunder by or through its officers, employees or agents and shall be entitled to rely upon the advice of counsel as to its duties. The Lockbox Bank shall not be liable to the Secured Party, the Servicer party hereto or the Company for any action taken or omitted to be taken by it in good faith, nor shall the Lockbox Bank be responsible to the Secured Party, such Servicer or the Company for the consequences of any oversight or error of judgment or be answerable to the Secured Party for the same, unless such action, omission, oversight or error of judgment shall happen through the Lockbox Bank's negligence or willful misconduct.

        The Lockbox Bank hereby represents and warrants that (a) it is a banking corporation duly organized, validly existing and in good standing under the laws of [ ] and has full corporate power and authority under such law to execute, deliver and perform its obligations under this Agreement and (b) the execution, delivery and performance of this Agreement by the Lockbox Bank have been duly and effectively authorized by all necessary corporate action and this Agreement has been duly executed and delivered by the Lockbox Bank and constitutes a valid and binding obligation of the Lockbox Bank enforceable in accordance with its terms.

        The Lockbox Bank may resign at any time as Lockbox Bank hereunder by delivery to the Secured Party and the Company of written notice of resignation not less than 30 days prior to the effective date of such resignation. The Company may close the Specified Account at any time by delivery of notice to the Lockbox Bank and the Secured Party at the addresses appearing below. If the Company shall refuse any demand by the

Secured Party to close the Specified Account in the event (i) an Early Amortization Event shall occur and be continuing or (ii) there has been a failure by the Lockbox Bank to perform any of its material obligations hereunder and such failure could adversely affect the Secured Party's interest in any Receivable or the Secured Party's rights, or ability to exercise any remedies, under this Letter Agreement or the Pooling and Servicing Agreements, then the Secured Party may close the Specified Account at any time by delivery of notice to the Lockbox Bank and the Company at the addresses appearing below. This Letter Agreement shall terminate upon receipt of such notice of closing, or delivery of such notice of resignation, except that the Lockbox Bank shall immediately transfer to the Collection Account, or any other account designated by the Secured Party all available funds or, subject to the Company's reasonable request to retain such items, any remittance advisements or payment invoices, if any, then on deposit in, or otherwise to the credit of, the Specified Account and deliver any available funds or such remittance advisements or payment invoices relating to the Receivables received by the Lockbox Bank after such notice directly to the Collection Account or any other account designated by the Secured Party.

        All notices and communications hereunder shall be in writing (except where telephonic instructions or notices are authorized herein) and shall be deemed to have been received and shall be effective on the day on which delivered (including delivery by telex):

               (i) in the case of the Secured Party, to it at:

               (ii) in the case of the Lockbox Bank, to it at:

               (iii) in the case of the Company, to it at: Ingram Funding Inc.

               (iv) in the case of the Master Servicer, to it at: Ingram Micro
                    Inc.

               (v) in the case of the Servicer party hereto:

        The Lockbox Bank shall not assign or transfer any of its rights or obligations hereunder (other than to the Secured Party) without the prior written consent of the Secured Party. Notwithstanding anything herein to the contrary, upon the succession of the Master Servicer to the Servicer party hereto in accordance with and under the Servicing Agreement, the Master Servicer shall succeed to, and be substituted for, and may exercise every right and power of, the Servicer party hereto under this Letter Agreement with the same effect as if the Master Servicer had been named as the Servicer party hereto. This Letter Agreement may be amended only by a written instrument executed by the Company, the Master Servicer, the Servicer party hereto, the Secured Party and the Lockbox Bank, acting by their representative officers thereunto duly authorized. Except with respect to the amount of its fees payable hereunder, the Lockbox Bank hereby unconditionally and irrevocably waives (so long as the Pooling and Servicing Agreements are in effect) any rights of setoff or banker's lien against, or to otherwise deduct from, any funds or other evidences of payment hold in any Specified Account for any indebtedness or other claim owed by the Company or the Master Servicer or any Servicer to the Lockbox Bank.

        THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST OR REMEDIES HEREUNDER IN RESPECT OF ANY RECEIVABLE MAY BE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN NEW YORK.

        This Letter Agreement (i) shall inure to the benefit of, and be binding upon, the Company, the Master Servicer, the Servicer party hereto, the Secured Party, the Lockbox Bank and their respective successors and assigns and (ii) may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Letter Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Letter Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Letter Agreement to be executed by their duly authorized officers as of the date first above written.

                                            Very truly yours,

                                            INGRAM FUNDING INC.

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                               as Servicer

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            INGRAM MICRO INC.,
                                            as Master Servicer

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

Agreed to and accepted:

[NAME OF LOCKBOX BANK],
as Lockbox Bank

By:
   ---------------------------------
   Name:
   Title:

Acknowledged:

THE CHASE MANHATTAN BANK, as Secured Party

By:
   ---------------------------------
   Name:
   Title:

                                EXHIBIT B to the
                     Amended and Restated Pooling Agreement


                        FORM OF ANNUAL OPINION OF COUNSEL

                                -----------------

To the Trustee:

        Re: Ingram Funding Master Trust

Ladies and Gentlemen:

        I am the General Counsel of Ingram Micro Inc., a Delaware corporation (the "Company"), and am furnishing you this opinion pursuant to Section 2.07(b) of the Amended and Restated Pooling Agreement dated as of March 8, 2000 among Ingram Funding Inc. ("Funding"), the Company and The Chase Manhattan Bank, as Trustee (the "Pooling Agreement"). Capitalized terms used but not defined herein shall, unless the context otherwise requires, have the meanings assigned to them in the Pooling Agreement.

        In connection with this opinion, I have examined each of the following documents:

            (i) Executed copies of the Pooling Agreement, the Servicing
                Agreement and the Receivables Sale Agreement;

           (ii) Originals or photocopies of the following (collectively, the "Financing Statements");

                [List Financing Statements]

          (iii) The originals or copies, certified or otherwise identified to my satisfaction, of such records of the Company and Funding, and any such agreements, certificates of public officials, certificates of officers or representatives of the Company and such other documents, certificates and records as I have deemed necessary or appropriate as a basis for the opinion set forth herein.

        In my examination, I have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies, and the authenticity of the originals of such latter documents. In making my examination of documents executed by parties other than the Company and Funding, I have assumed that such parties had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and execution and delivery by such parties of such documents and the validity and binding effect thereof. As to any facts material to the opinions expressed herein which were not independently established or verified, I have relied upon oral or written statements and representations of officers and other representatives of the Company and others. Nothing has come to my attention that would indicate that any of such statements or representations are inaccurate.

        I am licensed to practice law in the States of [indicate state or states], and do not purport to be an expert on the laws of any other jurisdiction other than the federal laws of the United States.

        Based on the foregoing, I am of the opinion that no filing or other action is necessary from the date hereof through [indicate date] to continue the perfected status of the interest of the Trust in the collateral described in the Financing Statements. I call to your attention, however, that, if one of the Debtors named in the Financing Statements changes its name, identity or corporate structure during such period so as to make one of the Financing Statements seriously misleading, it will be necessary to file an appropriate financing statement indicating the new name, identity or corporate structure.

        This opinion is furnished to you solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose without my express prior written permission.

                                          Respectfully submitted,


                                          [General Counsel]

                                EXHIBIT C to the
                     Amended and Restated Pooling Agreement


                SCHEDULE OF FISCAL MONTHS OF THE MASTER SERVICER


                                    Attached.

[INGRAM MICRO LOGO]



                                   MEMORANDUM

TO:       U.S. Senior Staff
FROM:     Erin Bolton, Director - General Accounting

DATE:     October 5, 1998
SUBJECT:  MONTH-END CLOSING DATES - 1999 & 2000

For your reference, I have listed below our month-end closing dates for the next two years. Also attached are the 1999 General Ledger Closing and 1999 Payroll Distribution Calendars. Please distribute copies to your staff as needed.

   MONTH                   1999                       2000                   LENGTH
JANUARY                  January 30                January 29               4 Weeks
FEBRUARY                 February 27               February 26              4 Weeks
MARCH                    April 3                   April 1                  5 Weeks
APRIL                    May 1                     April 29                 4 Weeks
MAY                      May 29                    May 27                   4 Weeks
JUNE                     July 3                    July 1                   5 Weeks
JULY                     July 31                   July 29                  4 Weeks
AUGUST                   August 28                 August 26                4 Weeks
SEPTEMBER                October 2                 September 30             5 Weeks
OCTOBER                  October 30                October 28               4 Weeks
NOVEMBER                 November 27               November 25              4 Weeks
DECEMBER                 January 1, 2000           December 30              5 Weeks

                                  SCHEDULE 2 to
                   the Amended and Restated Pooling Agreement


                      IDENTIFICATION OF THE TRUST ACCOUNTS


                  DDA #              Account Name
                  -----              ------------

                  323-300065         Ingram Funding Master Trust Collection Acct

                  323-300634         Ingram Funding Mstr Tr Cmpny Coll Sb A/C

                                                               SCHEDULE 3 TO
                                                               POOLING AGREEMENT

Chief Executive Office of the Company:

1610 E. St. Andrew Place
Santa Ana, CA 92705



                                       2